UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
5956 SHERRY LANE, SUITE 700
DALLAS, TEXAS 75225
Dear Creative Media & Community Trust Corporation Common Stockholders:
You are cordially invited to attend the 2024 Annual Meeting of Stockholders of Creative Media & Community Trust Corporation, a Maryland corporation (the “Company”), to be held at 11:00 a.m. Pacific Time on August 1, 2024 (and any postponement or adjournment thereof) if you are a common stockholder of record as of the close of business on June 4, 2024. The meeting will be held as a virtual meeting conducted exclusively via live webcast which you must register to attend at http://register.proxypush.com/CMCT. For procedures for attending the virtual meeting, please refer to Question 6 of the proxy statement.
At the annual meeting, the Company’s common stockholders will be asked to consider and vote upon each of the seven directors nominated in the proxy statement to serve until the next annual meeting of stockholders of the Company, and until their successors are duly elected and qualify. In addition, the Company will ask common stockholders to consider and vote upon (i) certain amendments to terms of the Company’s Series A1 Preferred Stock, par value $0.001 per share, contained in the Company’s charter, (ii) the approval, by a non-binding advisory vote, of a resolution on our executive compensation as described in our proxy statement, and (iii) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.
The recommendation of the Board of Directors of the Company with respect to each of these proposals is set forth in the proxy statement. These foregoing items of business are more fully described in the proxy statement. We urge you to carefully review the proxy statement.
Your vote is very important. If you were a common stockholder of record as of the close of business on June 4, 2024, please authorize a proxy to vote your shares as soon as possible using one of the following methods to ensure that your vote is counted, regardless of whether you expect to attend the virtual annual meeting: (1) complete, sign, date and return the enclosed proxy card in the postage‑paid envelope provided or (2) as otherwise described herein. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee regarding how to instruct your bank, broker or other nominee to vote your shares at the annual meeting or, to the extent permitted, regarding how to vote your shares yourself at the annual meeting. If you are a common stockholder of record and you attend the virtual annual meeting and wish to vote at the annual meeting, you may withdraw your proxy and vote online at the annual meeting.
On behalf of our Board of Directors, I thank you for your continued support.

Sincerely,

David Thompson
Chief Executive Officer
July 5, 2024
This proxy statement is first being sent or given to the common stockholders of the Company on or about July 5, 2024.

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
5956 SHERRY LANE, SUITE 700
DALLAS, TEXAS 75225
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS OF CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
TO BE HELD ON AUGUST 1, 2024
Dear Creative Media & Community Trust Corporation Common Stockholder:
You are cordially invited to attend the annual meeting of stockholders (the “Annual Meeting”) of Creative Media & Community Trust Corporation, a Maryland corporation (the “Company”), to be held at 11:00 a.m. Pacific Time on August 1, 2024 (and any postponement or adjournment thereof) if you are a common stockholder of record as of the close of business on June 4, 2024. The Annual Meeting will be held as a virtual meeting conducted exclusively via live webcast which you must registered to attend at http://register.proxypush.com/CMCT. For procedures to attend the virtual meeting, please refer to Question 6 of the proxy statement.
The purpose of the Annual Meeting is to consider and vote on the following proposals:
1.Proposal 1: The election of the seven directors nominated in the proxy statement to serve until the next annual meeting of stockholders of the Company, and until their successors are duly elected and qualify;
2.Proposal 2(a): The approval of an amendment to the Company’s charter to implement a fixed monthly dividend period with a record date of the last day of the month for the Company’s Series A1 Preferred Stock, par value $0.001 per share (“Series A1 Preferred Stock”), and to provide that such dividends shall be payable monthly on the 15th day of each month following the dividend period for which the dividend was declared (the “Monthly Dividend Period Amendment”);
3.Proposal 2(b): The approval of an amendment to the Company’s charter to cause dividends on shares of Series A1 Preferred Stock issued after the effective date of the proposed amendment to accrue beginning on the first day of the dividend period during which such share is issued (the “Initial Accrual Date Amendment”);
4.Proposal 2(c): The approval of an amendment to the Company’s charter to provide that the date of original issuance (the “Original Issuance Date”) with respect to redemptions of shares of Series A1 Preferred Stock issued on or after the effective date of the proposed amendment shall be deemed to be the earliest date that any shares of Series A1 Preferred Stock were issued to any investor during the calendar quarter in which the shares to be redeemed were issued (the “Original Issuance Date Amendment”);
5.Proposal 2(d): The approval of an amendment to the Company’s charter to set the Original Issuance Date, as defined in Proposal 2(c) above, for shares of Series A1 Preferred Stock issued under the Series A1 Preferred Stock Dividend Reinvestment Plan (such shares so issued, the “Series A1 DRIP Shares”), which plan the Company intends to implement if Proposals 2(a) though 2(d) are approved, as the same Original Issuance Date of the underlying shares of Series A1 Preferred Stock pursuant to which such Series A1 DRIP Shares are directly or indirectly attributable (the “Series A1 DRIP Amendment”);
6.Proposal 3: The approval, by a non-binding advisory vote, of an advisory resolution on the Company’s executive compensation as described in the accompanying proxy statement;
7.Proposal 4: The ratification of the appointment of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and
8.The consideration of any other business properly presented at the Annual Meeting and any postponement or adjournment thereof.
The Board of Directors of the Company has fixed the close of business on June 4, 2024 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. The proxy card is enclosed with this notice of Annual Meeting and proxy statement.

Your vote is important to us and our business. I encourage you to complete, date, sign and return the accompanying proxy card whether or not you plan to attend the virtual Annual Meeting. If you plan to attend the virtual Annual Meeting to vote and your shares are in the name of a broker, bank or other nominee, please contact your broker, bank or other nominee for instructions.

Sincerely,

Barry N. Berlin
Chief Financial Officer, Treasurer and
Secretary
July 5, 2024
Important Notice Regarding the Availability of Proxy Materials for our Annual Meeting of
Stockholders to be Held on August 1, 2024.
Our proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2023 are available on our website at https://shareholders.creativemediacommunity.com/financials/sec-filings

PROXY STATEMENT
FOR
2024 ANNUAL MEETING OF COMMON STOCKHOLDERS
TO BE HELD ON AUGUST 1, 2024
This proxy statement, with the enclosed proxy card, is being furnished to the common stockholders of Creative Media & Community Trust Corporation, a Maryland corporation (together with its subsidiaries, the “Company,” “we,” “us” or “our”), in connection with the solicitation by the Board of Directors of the Company (the “Board”) of proxies to be voted at the 2024 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at 11:00 a.m. Pacific Time on August 1, 2024 (and any postponement or adjournment thereof) exclusively via live webcast.
The Notice of Annual Meeting, this proxy statement, and the accompanying proxy card are being mailed to all common stockholders of record as of the below record date on or about July 8, 2024. The proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2023 are available on our website at https://shareholders.creativemediacommunity.com/financials/sec-filings.
Only common stockholders of record as of the close of business on June 4, 2024 are entitled to notice of and to vote at the Annual Meeting. As of such date, we had 22,786,741 shares of common stock, $0.001 par value per share (“Common Stock”), outstanding. Each holder of record of Common Stock as of the close of business on the record date is entitled to one vote on each matter properly brought before the Annual Meeting for each share of Common Stock held.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
1. Who is entitled to vote?
Only holders of record of the Company’s common stock, par value $0.001 per share (the “Common Stock”) as of the close of business on June 4, 2024 (the “record date”) are entitled to notice of and to vote at the Annual Meeting.
2. What is a proxy?
A proxy is your legal designation of another person to vote the shares you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. We have designated our Chief Executive Officer, David Thompson, and our Chief Financial Officer and Secretary, Barry N. Berlin, as proxies for the Annual Meeting.
3. How many votes are each share of Common Stock entitled to?
Each holder of record of Common Stock on the record date is entitled to one vote on each matter properly brought before the Annual Meeting for each share of Common Stock held.
4. What is the difference between a stockholder of record and a stockholder who holds shares in “street name?”
If your shares are registered in your name, you are a stockholder of record. If your shares are held in the name of your bank, broker or other nominee, your shares are held in “street name” and you are a beneficial owner.
5. How do I attend the Annual Meeting?
Our Annual Meeting will be a completely virtual meeting conducted exclusively via live webcast. The meeting will begin promptly at 11:00 a.m. Pacific Time on August 1, 2024. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 10:45 a.m. Pacific Time, and you should allow ample time for the check-in procedures. If you encounter any difficulties accessing the virtual-only Annual Meeting platform, including any difficulties voting or submitting questions, you may call the technical support number that will be posted in the FAQ guide on the meeting site.
If you hold shares other than through a Tel Aviv Stock Exchange (“TASE”) member, to participate in the virtual meeting, visit http://register.proxypush.com/CMCT and enter the control number included on your proxy card or on the instructions that accompanied your proxy materials. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will also permit you to submit questions.
If your shares are held in “street name” in the name of a TASE member, to participate in the virtual meeting, you will need to obtain from your TASE member an executed ownership certificate (“Ishur Ba’alut”), signed by your TASE member with respect to the record date (i.e., the close of business on June 4, 2024), and email the executed form to Goldfarb, Gross, Seligman & Co. (“Goldfarb Gross”), the Company’s counsel in Israel, at yuval.eden@goldfarb.com no later than the close of business in Israel on July 30, 2024. Once Goldfarb Gross has received your properly executed certificate, Goldfarb Gross will email you a control number that you can use to register for the meeting at http://register.proxypush.com/CMCT. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will also permit you to submit questions.
6. How can I vote at the Annual Meeting?
You will need the control number included on your proxy card or voting instruction form. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will also permit you to submit questions.
If your shares are held in “street name” in the name of a bank, broker or other nominee (other than through a TASE member), you will need to obtain a legal proxy from your bank, broker or other nominee. Once you have obtained the legal proxy, you must submit a copy of the legal proxy. Please be aware that obtaining a legal proxy may take several days.

If your shares are held in “street name” in the name of a TASE member, you may not vote your shares online at the Annual Meeting and must instead follow the procedures described in response to question 9.
7. What shares are included on the proxy card?
If you are a stockholder of record of Common Stock as of the record date, you will receive one proxy card for all the shares of Common Stock you hold as of the record date in each single account, regardless of whether you hold them in certificate form or in book entry form. If you receive more than one proxy card, it generally means you hold shares of Common Stock registered in more than one account. Please sign and return all of the proxy cards you receive to ensure that your shares are voted.
8. What constitutes a quorum?
The presence, online or represented by proxy, of stockholders entitled to cast a majority of all votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting or any postponement or adjournment thereof. However, if a quorum is not present at the Annual Meeting, the chair of the Annual Meeting may adjourn the Annual Meeting to a date not more than 120 days after the original record date without notice other than an announcement at the Annual Meeting.
9. What different methods can I use to vote?
Depending on how you hold your shares, you may generally choose to authorize a proxy to vote your shares by mail or by attending and voting at the Annual Meeting. The method by which you vote does not affect your right to attend the Annual Meeting.
If your shares are registered directly in your name through our stock transfer agent, Computershare Trust Company, N.A., you may vote your shares:
•By Mail: Complete, sign, date and mail the written proxy card received with this proxy statement.
•By Telephone: You may vote by authorizing a proxy by telephone by calling the telephone number shown on your proxy card.
•Online: You may vote online at the Annual Meeting.
If your shares are held in “street name” in the name of a bank, broker or other nominee (other than a TASE member, which is discussed below), you may vote your shares by following the instructions that your bank, broker or other nominee provides to you, which may allow you to vote online or by mail or telephone. To vote in person at the Annual Meeting, follow the instructions provided in question 6.
If your shares are held in “street name” in the name of a TASE member, you may vote your shares online via the electronic voting system of the Israel Securities Authority (the “ISA”) at the web address https://votes.isa.gov.il no later than August 1, 2024 at 5:00 a.m. Pacific Time (or August 1, 2024 at 3:00 p.m. Israel Time). You may receive guidance on the use of the electronic voting system from the TASE member through which you hold your shares.
10. What is the record date and what does it mean?
The record date for the Annual Meeting is the close of business on June 4, 2024. The record date is established by the Board in accordance with our bylaws and the Maryland General Corporation Law. Owners of record of shares of Common Stock at the close of business on the record date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting and any postponement or adjournment of the Annual Meeting.

11. What is the deadline for voting my shares if I do not attend the Annual Meeting?
If you are a common stockholder of record and do not attend the Annual Meeting, your proxy must be received at or before 11:59 p.m. Pacific Time on July 31, 2024, in order for your shares to be voted at the Annual Meeting.
If you are a beneficial owner of Common Stock held in “street name” (other than through a TASE member), please comply with the deadlines included in the voting instructions provided by the bank, broker or other nominee that holds your shares.
If you hold shares in “street name” through a TASE member, your votes must be recorded in the electronic voting system of the ISA no later than August 1, 2024 at 5:00 a.m. Pacific Time (or August 1, 2024 at 3:00 p.m. Israel Time).
12. How will voting on other business be conducted?
As to any other business that may properly come before the Annual Meeting, all properly submitted proxies will be voted by the proxyholder named in the proxy card, at his/her discretion. We do not presently know of any other business that may come before the Annual Meeting.
13. What can I do if I change my mind after I return my proxy card?
Returning your proxy card will in no way limit your right to attend and vote online at the Annual Meeting. Stockholders can revoke a proxy by:
•giving written notice of revocation to the Secretary of the Company, which notice must be received by the Company prior to 11:59 p.m. Pacific Time on July 31, 2024;
•delivering a later‑dated proxy in accordance with the procedure set forth in question 11; or
•attending the virtual Annual Meeting and voting online as described in question 6 (attending the virtual Annual Meeting alone will not revoke your proxy), unless shares are held in “street name” in the name of a TASE member.
If your shares are held in an account at a bank, broker or other nominee and you desire to change your vote or vote electronically at the meeting, you should contact your bank, broker or other nominee for instructions on how to do so.
14. On what items am I voting?
You are being asked to consider and vote on the following items:
•the election of seven directors nominated by the Board;
•the approval of an amendment to the Company’s charter to implement a fixed monthly dividend period with a record date of the last day of the month for the Company’s Series A1 Preferred Stock, par value $0.001 per share (“Series A1 Preferred Stock”), and to provide that such dividends shall be payable monthly on the 15th day of each month following the dividend period for which the dividend was declared (the “Monthly Dividend Period Amendment”);
•the approval of an amendment to the Company’s charter to cause dividends on shares of Series A1 Preferred Stock issued after the effective date of the proposed amendment to accrue beginning on the first day of the dividend period during which such share is issued (the “Initial Accrual Date Amendment”);
•the approval of an amendment to the Company’s charter to provide that the date of original issuance (the “Original Issuance Date”) with respect to redemptions of shares of Series A1 Preferred Stock issued on or after the effective date of the proposed amendment shall be deemed to be the earliest date that any shares of Series A1

Preferred Stock were issued to any investor during the calendar quarter in which the shares to be redeemed were issued (the “Original Issuance Date Amendment”);
•the approval of an amendment to the Company’s charter to set the Original Issuance Date, as defined above, for shares of Series A1 Preferred Stock issued under the Series A1 Preferred Stock’s Dividend Reinvestment Plan (such shares so issued, the “Series A1 DRIP Shares”), which plan the Company intends to implement if Proposals 2(a) through 2(d) are approved, as the same Original Issuance Date of the underlying shares of Series A1 Preferred Stock pursuant to which such Series A1 DRIP Shares are directly or indirectly attributable (the “Series A1 DRIP Amendment”);
•the approval, by a non-binding advisory vote, of an advisory resolution on the Company’s executive compensation as described in this proxy statement; and
• the ratification of the appointment of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
15. What are my voting choices when voting for director nominees?

In the vote on the election of the seven director nominees, common stockholders of record may:

(1)vote in favor of all nominees;

(2)vote in favor of specific nominees;

(3)withhold their votes with respect to all nominees; or

(4)withhold their votes with respect to specific nominees.

16. What vote is required to approve each proposal?

Proposal No. 1—Election of Directors. To be elected as a director, our bylaws require that a nominee must receive a plurality of all the votes cast in the election of directors at the Annual Meeting at which a quorum is present. There is no cumulative voting in the election of directors.

Proposal No. 2(a)—Monthly Dividend Period Amendment. The affirmative vote of a majority of all of the votes entitled to be cast on Proposal 2(a) at the Annual Meeting at which a quorum is present will be required to approve the Monthly Dividend Period Amendment.

Proposal No. 2(b)— Initial Accrual Date Amendment. The affirmative vote of a majority of all of the votes entitled to be cast on Proposal 2(b) at the Annual Meeting at which a quorum is present will be required to approve the Initial Accrual Date Amendment.

Proposal No. 2(c)— Original Issuance Date Amendment. The affirmative vote of a majority of all of the votes entitled to be cast on Proposal 2(c) at the Annual Meeting at which a quorum is present will be required to approve the Original Issuance Date Amendment.

Proposal No. 2(d)— Series A1 DRIP Amendment. The affirmative vote of a majority of all of the votes entitled to be cast on Proposal 2(d) at the Annual Meeting at which a quorum is present will be required to approve the Series A1 DRIP Amendment.

In addition, approval of each of Proposals 2(a) through 2(d) is conditioned on approval of every other of Proposals 2(a) through 2(d). This means that an abstention, broker non-vote or vote “against” any of Proposals 2(a) through 2(d) will have the effect of a vote “against” all of Proposals 2(a) through 2(d).

Proposal No. 3— Approval, By a Non-Binding Vote, of Executive Compensation. The affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present will be required to approve the executive compensation proposal. Even though your vote is advisory and therefore will not be binding on the Company, the Board will review and consider the voting results when making future decisions regarding executive compensation.

Proposal No. 4—Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present will be required for the approval of the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

17. How does the Board recommend that I vote?
The Board recommends a vote:
•FOR each of the seven director nominees;
•FOR the Monthly Dividend Period Amendment;
•FOR the Initial Accrual Date Amendment;
•FOR the Original Issuance Date Amendment;
•FOR the Series A1 DRIP Amendment;
•FOR the non-binding advisory approval of an advisory resolution on the Company’s executive compensation as described in this proxy statement; and
•FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024.
18. What if I do not specify a choice for a matter when returning a proxy?
Stockholders should specify their choice for each matter on the enclosed proxy card. If no specific instructions are given, proxies that are signed and returned will be voted (or will have the same effect as):
•FOR the election of all director nominees;
•FOR the Monthly Dividend Period Amendment;
•FOR the Initial Accrual Date Amendment;
•FOR the Original Issuance Date Amendment;
•FOR the Series A1 DRIP Amendment;
•FOR the non-binding advisory approval of an advisory resolution on the Company’s executive compensation as described in this proxy statement; and
•FOR the ratification of the appointment of the independent registered public accounting firm.
19. How are broker non‑votes counted?
Holders in “street name” (other than through a TASE member)

If on the record date your shares were held in “street name” through a broker, bank or other nominee (other than a TASE member), in the absence of specific instructions from you on how to vote your shares, your broker, bank or other nominee may not be able to vote your shares on certain matters. The shares that cannot be voted by banks, brokers or other nominees if the beneficial holder fails to provide instructions are called broker non‑votes. Broker non-votes will have the following effects at the Annual Meeting:
(1)Proposal No. 1—Election of Directors. Your broker, bank or other nominee is not entitled to vote your shares if no instructions are received from you. Broker non‑votes, if any, will have no effect on the election of directors.
(2)Proposal No. 2(a)—Monthly Dividend Period Amendment. Your broker, bank or other nominee is not entitled to vote your shares if no instructions are received from you. Because the affirmative vote of a majority of all of the votes entitled to be cast at the Annual Meeting is required to approve Proposal 2(a), abstentions, broker non-votes and other shares not voted will have the same effect as votes “against” Proposal 2(a).
(3)Proposal No. 2(b)— Initial Accrual Date Amendment. Your broker, bank or other nominee is not entitled to vote your shares if no instructions are received from you. Because the affirmative vote of a majority of all of the votes entitled to be cast at the Annual Meeting is required to approve Proposal 2(b), abstentions, broker non-votes and other shares not voted will have the same effect as votes “against” Proposal 2(b).
(4)Proposal No. 2(c)— Original Issuance Date Amendment. Your broker, bank or other nominee is not entitled to vote your shares if no instructions are received from you. Because the affirmative vote of a majority of all of the votes entitled to be cast at the Annual Meeting is required to approve Proposal 2(c), abstentions, broker non-votes and other shares not voted will have the same effect as votes “against” Proposal 2(c).
(5)Proposal No. 2(d)— Series A1 DRIP Amendment. Your broker, bank or other nominee is not entitled to vote your shares if no instructions are received from you. Because the affirmative vote of a majority of all of the votes entitled to be cast at the Annual Meeting is required to approve Proposal 2(d), abstentions, broker non-votes and other shares not voted will have the same effect as votes “against” Proposal 2(d).
(6)Proposal No. 3— Approval, By a Non-Binding Advisory Vote, of Executive Compensation. Your broker, bank or other nominee is not entitled to vote your shares if no instructions are received from you. Broker non-votes, if any, will have no effect on the result of the vote on this proposal.
(7)Proposal No. 4—Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm. Your broker, bank or other nominee is entitled to vote your shares if no instructions are received from you. Broker non-votes, if any, will have no effect on the result of the vote on this proposal.
Broker non-votes will be counted as shares that are present and entitled to vote for the purpose of determining the presence of a quorum.
Holders in “street name” through a TASE member
If on the record date your shares were held in “street name” through a TASE member, your TASE member will not vote your shares (as described above) and you must vote through the electronic voting system of the ISA as described in question 9. If you do not vote your shares through this system, we will treat your shares as not present and not entitled to vote for the purpose of determining the presence of a quorum and your shares will have no effect on the vote of Proposals 1, 3 and 4, but will have the effect of a vote against Proposals 2(a) through 2(d).
20. How are abstentions counted?
If you abstain or instruct your proxy or broker, bank or other nominee to “abstain” or vote “abstain” via the electronic voting system of the ISA on any matter, it will be treated as a vote not cast (which will have no effect on the votes cast on the matters to be conducted at the Annual Meeting, other than with respect to Proposals 2(a) through 2(d), in which case abstentions will have the same effect as a vote against each such proposals). However, abstentions will be counted as shares that are present and entitled to vote for the purpose of determining the presence of a quorum.

21. Can I access the proxy statement and Annual Report on Form 10-K on the Internet?
The proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2023 are available on our website at https://shareholders.creativemediacommunity.com/financials/sec-filings.
22. How are proxies solicited and what is the cost?

We will bear all expenses incurred in connection with the solicitation of proxies. We have not engaged any solicitor to assist with the solicitation of proxies. In accordance with Securities and Exchange Commission (“SEC”) rules, we will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to the beneficial owners of shares.

In addition to soliciting proxies by mail, certain of our directors, officers or employees of affiliates of our operator may solicit proxies by telephone, personal contact, email or other means of communication. They will not receive any additional compensation for these activities.

IMPORTANT: If your shares of Common Stock are held in the name of a brokerage firm, bank, nominee or other institution (other than a TASE member), you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares of Common Stock. Please contact the person responsible for your account and give instructions for a proxy to be exercised for your shares of Common Stock. If you hold your shares through a TASE member, you should vote your shares by following the instructions in question 9.

SECURITY OWNERSHIP OF THE COMPANY’S BOARD OF DIRECTORS AND EXECUTIVE OFFICERS AND CURRENT BENEFICIAL OWNERS
Directors and Executive Officers

The following table sets forth information regarding the beneficial ownership of our Common Stock, Series A Preferred Stock, $0.001 par value per share (“Series A Preferred Stock”) and Series A1 Preferred Stock as of June 3, 2024 by (1) each named executive officer, (2) each current director and (3) all executive officers and directors as a group. In each case, the percent of class owned reflects the number of shares of Common Stock outstanding as of June 3, 2024. As of the date of this Proxy Statement, no named executive officer or director of the Company owned any Series D Preferred Stock, $0.001 per value per share (“Series D Preferred Stock”).

	Common Stock			Series A Preferred Stock		Series A1 Preferred Stock
Name of Beneficial Owner	No. of Shares		Percent of Class	No. of Shares	Percent of Class	No. of Shares	Percent of Class
David Thompson	25,000		*	—	—	—	—
Barry N. Berlin	27,901		*	—	—	—	—
Richard Ressler	10,152,921	(1)(2)	44.56%	568,681	8.31%	200,000	1.79%
Avraham Shemesh	10,075,713	(1)(3)	44.22%	568,681	8.31%	200,000	1.79%
Shaul Kuba	10,075,713	(1)(3)	44.22%	568,681	8.31%	200,000	1.79%
Douglas Bech	55,672		*	—	—	—	—
Marcie Edwards	26,051		*	—	—	—	—
John Hope Bryant	12,222		*	—	—	—	—
Elaine Wong	19,968		*	—	—	—	—
Directors and Executive Officers as a group (9 persons)	10,410,575		45.69%	568,681	8.31%	200,000	1.79%
___________________
* Less than 1%.

(1)CIM Group, LLC is the indirect sole equity member of each of CIM Urban Sponsor, LLC, CIM CMCT MLP, LLC, CIM Capital Real Property Management, LLC. and CIM Capital IC Management, LLC. CIM Capital IC Management, LLC is the investment adviser of CIM Real Assets & Credit Fund. Because of their positions with CIM Group, LLC, Shaul Kuba, Richard Ressler and Avraham Shemesh, the founders of CIM Group, may be deemed to beneficially own the 9,168,916 shares of Common Stock and 568,681 shares of Series A Preferred Stock owned directly by CIM CMCT MLP, LLC, the 473,033 shares of Common Stock owned directly by CIM Urban Sponsor, LLC, the 388,344 shares of Common Stock directly owned by CIM Real Assets & Credit Fund and the 200,000 shares of Series A1 Preferred Stock owned directly by CIM Capital Real Property Management, LLC. Messrs. Ressler, Shemesh and Kuba have shared voting and investment power over all of these shares. Each of Messrs. Ressler, Shemesh and Kuba disclaims beneficial ownership of all of these shares except to the extent of his pecuniary interest therein.

(2)Mr. Ressler has sole voting and investment power over 122,628 shares of Common Stock held by a subsidiary of a trust formed by Mr. Ressler for the benefit of his family members.

(3)Each of Messrs. Shemesh and Kuba have shared voting and investment power over 45,420 shares of Common Stock held by each of their respective family trusts, with respect to which they were grantors.
Beneficial Owners of More than 5% of our Common Stock
The following table sets forth certain information regarding the beneficial ownership of our Common Stock, Series A Preferred Stock and Series A1 Preferred Stock based on filings with the SEC as of June 3, 2024 by each person known by us to beneficially own more than 5% of our Common Stock. In each case, the percent of class owned reflects the number of shares of Common Stock outstanding as of June 3, 2024.

	Common Stock			Series A Preferred Stock		Series A1 Preferred Stock
Name and Address of Beneficial Owner	No. of Shares		Percent of Class	No. of Shares	Percent of Class	No. of Shares	Percent of Class
Richard Ressler(1)	10,152,921	(2)	44.56%	568,681	8.31%	200,000	1.79%
Avraham Shemesh(1)	10,075,713	(3)	44.22%	568,681	8.31%	200,000	1.79%
Shaul Kuba(1)	10,075,713	(3)	44.22%	568,681	8.31%	200,000	1.79%
CIM CMCT MLP, LLC(1)	9,168,916		40.24%	568,681	8.31%	200,000	1.79%
___________________
(1) The business address of Messrs. Ressler, Shemesh and Kuba, for the purposes hereof, and the address of CIM CMCT MLP, LLC, is c/o CIM Group, LLC, 4700 Wilshire Boulevard, Los Angeles, California 90010. CIM Group , LLC is the indirect sole equity member of each of CIM Urban Sponsor, LLC, CIM CMCT MLP, LLC, CIM Capital Real Property Management, LLC and CIM Capital IC Management, LLC. CIM Capital IC Management, LLC is the investment adviser of CIM Real Assets & Credit Fund. Because of their positions with CIM Group, LLC, Shaul Kuba, Richard Ressler and Avraham Shemesh, the founders of CIM Group, may be deemed to beneficially own the 9,168,916 shares of Common Stock and 568,681 shares of Series A Preferred Stock owned directly by CIM CMCT MLP, LLC, the 473,033 shares of Common Stock owned directly by CIM Urban Sponsor, LLC, the 388,344 shares of Common Stock directly owned by CIM Real Assets & Credit Fund and the 200,000 shares of Series A1 Preferred Stock owned directly by CIM Capital Real Property Management, LLC. Messrs. Ressler, Shemesh and Kuba have shared voting and investment power over all of these shares. Each of Messrs. Ressler, Shemesh and Kuba disclaims beneficial ownership of all of these shares except to the extent of his pecuniary interest therein.
(2) Mr. Ressler has sole voting and investment power over 122,628 shares of Common Stock held by a subsidiary of a trust formed by Mr. Ressler for the benefit of his family members.
(3) Each of Messrs. Shemesh and Kuba have shared voting and investment power over 45,420 shares of Common Stock held by each of their respective family trusts, with respect to which they were grantors.

PROPOSAL 1:

ELECTION OF DIRECTORS
The Board presently consists of seven directors.
At the Annual Meeting, you will be asked to consider and vote upon the election of seven directors. The seven current directors will be up for election at the Annual Meeting. For your review and consideration, a biography of each nominee for director is contained in this proxy statement under the section titled “Corporate Governance, Director Nominees.” The term of office of each person elected to be a director of the Company will be until the annual meeting of the stockholders in 2025 and until such person’s successor is duly elected and qualifies. If any unforeseen event prevents one or more of the nominees from serving as a director, your votes will be cast for the election of any substitute or substitutes nominated by the Board. In no event, however, can the proxies be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxies will vote for the election of the nominees listed below to serve as directors of the Company.
Vote Required
Directors are elected by a plurality of the affirmative votes cast by those holders present and entitled to vote at the Annual Meeting at which a quorum is present. There is no cumulative voting in the election of directors.
The Board recommends a vote “FOR” the election of each of the directors nominated.

INTRODUCTORY NOTE – PROPOSALS 2(A) THROUGH 2(D)
Background and Rationale
In Proposals 2(a) through 2(d) (the “Series A1 Charter Amendment Proposals”), as described in more detail below, we are proposing to amend the existing terms of our Series A1 Preferred Stock (the “Series A1 Terms”) set forth in the Company’s charter. We are seeking stockholder approval for the Series A1 Charter Amendment Proposals in order to (i) allow us to reduce the number of Committee on Uniform Securities Identification Procedures (“CUSIP”) numbers that we must obtain in connection with our continuous offering of our Series A1 Preferred Stock from six to one per quarter (assuming there are two issuances per month) and (ii) facilitate the establishment of a dividend reinvestment plan (the “DRIP”) for the Series A1 Preferred Stock by providing for the treatment of shares of Series A1 Preferred Stock acquired pursuant to the DRIP (such shares so acquired, the “Series A1 DRIP Shares”) with respect to redemptions.
Based on discussions we have had with custodians and private wealth platforms, we believe that reducing the amount of CUSIP numbers issued per quarter from six to one should increase the number of custodians and private wealth platforms that will onboard our Series A1 Preferred Stock. The Company expects that this will increase the amount of capital that the Company can raise in our continuous offering of Series A1 Preferred Stock, which increase we believe will be beneficial to the Company.
We believe that facilitating the establishment of a DRIP for our Series A1 Preferred Stock should be beneficial to those holders of Series A1 Preferred Stock that desire to reinvest dividends on Series A1 Preferred Stock as the DRIP will make reinvestment much easier. The establishment and terms of any DRIP will be determined by the Board in its discretion, and the approval of the Series A1 Charter Amendment Proposals will not require the Company to establish or maintain a DRIP for the Series A Preferred Stock.
The Series A1 Charter Amendment Proposals should have no adverse effect on current holders of Series A1 Preferred Stock and our Common Stock. As of June 4, 2024, there are 11,183,289 shares of Series A1 Preferred Stock issued and outstanding that would be modified by the Series A1 Charter Amendment Proposals. The Series A1 Terms are contained in our charter. Under Maryland law and our charter, any amendment to our charter must be approved by a majority of the outstanding shares of our Common Stock. Accordingly, we ask holders of our Common Stock to approve the Series A1 Charter Amendment Proposals.
The Current Series A1 Terms
Under our current charter, the Series A1 Terms provide that (i) the dividend period for the Series A1 Preferred Stock is each calendar quarter and such dividends shall be payable quarterly on the 15th day of the month following the quarter for which the dividend was declared or, in the Board’s sole discretion, more frequently than quarterly; (ii) dividends on each share of Series A1 Preferred Stock are cumulative and accrue from the first date on which such share of Series A1 Preferred Stock is originally issued; (iii) the redemption price for redemptions at the option of the holder is determined by reference to the date on which the corresponding share of Series A1 Preferred Stock was originally issued and (iv) the Company has the right to redeem shares of Series A Preferred Stock, at its option, from and after the date that is twenty-four months following the date on which such share of Series A1 Preferred Stock was originally issued. At present, the Series A1 Terms do not provide for the treatment of Series A1 DRIP Shares with respect to redemptions (since, at present, the Company does not have a DRIP for the Series A1 Preferred Stock).
The Company has been conducting a continuous offering of its Series A1 Preferred Stock offering with issuances twice per month. Since the initial dividend amount and redemption provisions are currently determined by reference to the original date of issuance of such shares, the Company is required under the Series A1 Terms to obtain unique CUSIP numbers to separately identify the shares issued in each closing. A CUSIP number is a unique nine-character alphanumeric code assigned to financial instruments, including stocks, to facilitate their identification and tracking. When dividends are declared on preferred stock, the specific CUSIP number associated with that stock ensures that payments are allocated to the correct stockholders of record. Similarly, when shares of preferred stock are called for redemption, CUSIP numbers enable an efficient and error-free process by helping to identify the specific issues being redeemed, ensuring the correct amounts are paid to the right investors and maintaining accurate records. Shares of stock with the same CUSIP number are fungible, and issuers cannot differentiate between shares with the same CUSIP number, which means that all shares with the same CUSIP must have identical rights with respect to dividends and redemptions.
The Series A1 Charter Amendment Proposals
For the reasons stated under “—Background and Rationale,” our Board unanimously approved and deemed advisable the amendments described in the Series A1 Charter Amendment Proposals and as set forth in the Articles of Amendment (the “Proposed Articles of Amendment”), subject to approval by the holders of our Common Stock. For all issuances of Series A1 Preferred Stock after the effective date of the Proposed Articles of Amendment, the Series A1 Charter Amendment Proposals will allow the Company to use one CUSIP number for all shares of Series A1 Preferred Stock issued in a calendar quarter by providing that initial dividends accrue on all shares from the beginning of a monthly dividend period and that all shares issued in a calendar quarter have the same redemption rights. The Series A1 Charter Amendment Proposals also provide that, with respect to redemptions, the Series A1 DRIP Shares will be treated as having the same original issuance date as the underlying shares of Series A1 Preferred Stock pursuant to which such Series A1 DRIP Shares are directly or indirectly attributable.
The Series A1 Charter Amendment Proposals will not affect any share of Series A1 Preferred Stock issued prior to the effective time of the Proposed Articles of Amendment other than with respect to the change to mandate a monthly dividend period (previously, dividends were required to be paid quarterly unless the Board decided otherwise in its discretion) and providing for the treatment of redemption of Series A1 DRIP Shares.
A complete copy of the Proposed Articles of Amendment is attached hereto as Appendix A-I and has been marked in Appendix A-II to show changes from the current Series A1 Terms. The following descriptions of the Series A1 Charter Amendment Proposals (Proposals 2(a) through 2(d)) collectively summarize the amendments our Board has approved and deemed advisable in the Proposed Articles of Amendment, which is qualified in its entirety by reference to the full text of the Proposed Articles of Amendment, which is attached hereto as Appendix A-I and incorporated herein by reference. Our Board has determined that the proposed amendments set forth in the Proposed Articles of Amendment are advisable and, therefore, recommends that stockholders vote “FOR” each of Proposals 2(a) through 2(d).
Following stockholder approval of the Series A1 Charter Amendment Proposals, the amendments to the Series A1 Terms would become effective upon acceptance for record of the Proposed Articles of Amendment by the State Department of Assessments and Taxation of Maryland (the “SDAT”), or such later effective time as is specified in the Proposed Articles of Amendment as permitted under Maryland law. The exact timing of the amendments will be determined by the Company based on its evaluation as to when such action will be the most advantageous to us and our stockholders.
The Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with any of the amendments described in the Series A1 Charter Amendment Proposals if, at any time prior to effectiveness of the Proposed Articles of Amendment, the Board, in its sole discretion, determines that it is no longer in the best interests of the Company and its stockholders to proceed with any of the amendments described therein. By voting in favor of the Series A1 Charter Amendment Proposals, you are expressly also authorizing the Board to delay or abandon the Proposed Articles of Amendment, in whole or in part.
Approval of each of Proposals 2(a) through 2(d) is conditioned on approval of every other of Proposals 2(a) through 2(d). This means for the Proposed Articles of Amendment to be approved and implemented, our stockholders must vote “FOR” each of Proposals 2(a) through 2(d).
Current Terms of Series A1 Preferred Stock Material to the Series A1 Charter Amendment Proposals.
The following summary of the current terms of the Series A1 Preferred Stock that are material to the Series A1 Charter Amendment Proposals is qualified in its entirety by reference to the Series A1 Terms, which is attached as Exhibit 3.1 to our Current Report on Form 8-K filed with the SEC on June 16, 2022 (https://shareholders.creativemediacommunity.com/static-files/0439b22c-a354-4635-93ad-ca7f87eb6879), and the Proposed Articles of Amendment, which is attached hereto as Appendix A-I, both of which are incorporated herein by reference. Capitalized terms used in this summary but not defined in this proxy statement have the meanings set forth in the Series A1 Terms. Under the Company’s current charter (and prior to the effectiveness of the Series A1 Charter Amendment Proposals), the material terms of the Series A1 Preferred Stock that will be affected by the Series A1 Charter Amendment Proposal are set forth below:
Dividends. Dividends on each share of Series A1 Preferred Stock accrue and are cumulative from the date of issuance of such share. The dividends on each share of Series A1 Preferred Stock are cumulative from (and including) the first date on which such share of Series A1 Preferred Stock is issued and are payable (i) quarterly on the 15th day of the month following the quarter for which the dividend was declared or, if not a Business Day, the next succeeding Business Day or (ii) as the Board may decide in its sole discretion from time to time, which may be more frequently than quarterly, with such dividends to be payable on such dates as determined by the Board.
Unless full cumulative Series A1 Dividends for all past dividend periods have been or are contemporaneously declared and paid or declared and a sum sufficient for the payment thereof is set apart for payment, we will not:
•declare and pay or declare and set apart for payment dividends and we will not declare and make any other distribution of cash or other property (other than dividends or other distributions paid in shares of stock ranking junior to the Series A1 Preferred Stock as to the dividend rights or rights upon our liquidation, winding-up or dissolution, or options, warrants or rights to purchase such shares), directly or indirectly, on or with respect to any shares of Common Stock, Series A Preferred Stock, Series D Preferred Stock or any other class or series of our stock ranking junior to or on parity with the Series A1 Preferred Stock as to dividend rights or rights on our liquidation, winding-up or dissolution for any period; or
•except by conversion into or exchange for shares of stock ranking junior to the Series A1 Preferred Stock as to dividend rights or rights upon our liquidation, winding-up or dissolution, or options, warrants or rights to purchase such shares, redeem, purchase or otherwise acquire (other than a redemption, purchase or other acquisition of Common Stock made for purposes of an employee incentive or benefit plan) for any consideration, or pay or make available any monies for a sinking fund for the redemption of, directly or indirectly, any Common Stock, Series A Preferred Stock, Series D Preferred Stock or any class or any other class or series of our stock ranking junior to or on parity with the Series A1 Preferred Stock as to dividend rights or rights on our liquidation, winding-up or dissolution.
To the extent necessary to preserve our status as a real estate investment trust, the foregoing sentence, however, will not prohibit the Company from (i) declaring or paying or setting apart for payment any dividend or other distribution on any class or series of our stock ranking junior to or on parity with the Series A1 Preferred Stock as to dividend rights or rights on our liquidation, winding-up or dissolution for any period or (ii) redeeming, purchasing or otherwise acquiring any class or series of our stock ranking junior to or on parity with the Series A1 Preferred Stock.
Redemption at the Option of Holders. Holders of our shares of Series A1 Preferred Stock have the right to require the Company to redeem such shares at a redemption price equal to a percentage of the Series A1 Stated Value set forth below plus any accrued and unpaid dividends:
•91%, for all such redemptions effective prior to the first anniversary of the date of original issuance of such shares;
•92%, for all such redemptions effective on or after the first anniversary, but prior to the second anniversary, of the date of original issuance of such shares;
•93%, for all such redemptions effective on or after the second anniversary, but prior to the third anniversary, of the date of original issuance of such shares;
•94%, for all such redemptions effective on or after the third anniversary, but prior to the fourth anniversary, of the date of original issuance of such shares;
•95%, for all such redemptions effective on or after the fourth anniversary, but prior to the fifth anniversary, of the date of original issuance of such shares; and
•100%, for all such redemptions effective on or after the fifth anniversary of the date of original issuance of such shares.

The Company’s obligation to redeem any shares of Series A1 Preferred Stock is limited to the extent that (i) the Company does not have sufficient funds available to fund any such redemption, in which case the Company will be required to redeem with shares of Common Stock, or (ii) the Company is restricted by applicable law, the Company’s charter or contractual obligations from making such redemption.
Redemption by the Company. The Series A1 Preferred Stock is not redeemable at the option of the Company prior to the date that is 24 months following the date of original issuance of any given shares of Series A1 Preferred Stock. From and after the date that is 24 months following the date of original issuance of any given shares of Series A1 Preferred Stock, the Company may, at its option, redeem such shares, in whole or from time to time, in part, at a redemption price equal to 100% of the Series A1 Stated Value per share, plus all accumulated, accrued and unpaid dividends, if any, to and including the date fixed for redemption. If full cumulative dividends on all outstanding shares of Series A1 Preferred Stock have not been declared and paid or declared and set apart for payment for all past dividend periods, no shares of the Series A1 Preferred Stock may be redeemed at the option of the Company, unless all outstanding shares of the Series A1 Preferred Stock are simultaneously redeemed, and neither the Company nor any of its affiliates may purchase or otherwise acquire shares of the Series A1 Preferred Stock otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of the Series A1 Preferred Stock. If fewer than all the outstanding shares of Series A1 Preferred Stock are to be redeemed at the option of the Company, we will select those shares to be redeemed pro rata or in such manner as the Board may determine.

PROPOSAL 2(a):

APPROVAL OF THE MONTHLY DIVIDEND PERIOD AMENDMENT
As described above under “Introductory Note – Proposals 2(a) through 2(d),” the current Series A1 Terms provide for a quarterly dividend period (previously, dividends were required to be paid quarterly unless the Board decided otherwise in its discretion). In this Proposal 2(a), we are proposing to implement a fixed monthly dividend period with a record date of the last day of the month and to provide that such dividends shall be payable monthly on the 15th day of each month following the dividend period for which the dividend was declared (the “Monthly Dividend Period Amendment”).
The Monthly Dividend Period Amendment will amend the Series A1 Terms by (i) revising the definition of “Dividend Period” contained in Section 2 to provide for a dividend period that commences on the first day of each month of each year and ends on and includes the day proceeding the first day of the next succeeding Dividend Period and (ii) revising the second paragraph of existing subsection (a) of Section 4 to provide that dividends shall be payable monthly, and the record date shall be the last business day of each month.
The Monthly Dividend Period Amendment will provide for a monthly dividend period for all shares of Series A1 Preferred Stock, including such shares issued prior to the effectiveness of the Proposed Articles of Amendment.
As more fully described above under “Introductory Note – Proposals 2(a) through 2(d),” the purpose of the Monthly Dividend Period Amendment is to reduce the number of CUSIP numbers that the Company is required to obtain to administer the Series A1 Preferred Stock, which the Company expects will increase the amount of capital that the Company can raise in its continuous offering of Series A1 Preferred Stock.
The summary above is qualified in its entirety by the complete text of Proposed Articles of Amendment, which is attached hereto as Appendix A-I and incorporated herein by reference. The text of the Proposed Articles of Amendment has been marked in Appendix A-II to reflect all the proposed amendments from the current Series A1 Terms.
Vote Required
Under our charter, the affirmative vote of a majority of all of the votes entitled to be cast on this Proposal 2(a) is required to approve the proposal. For purposes of the vote on this Proposal 2(a), abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum. However, if you do not instruct your broker how to vote on this proposal, your shares will be treated as broker non-votes. Abstentions, broker non-votes and other shares not voted will have the same effect as votes “against” this Proposal 2(a).
In addition, approval of each of Proposals 2(a) through 2(d), including this proposal, is conditioned on approval of every other of Proposals 2(a) through 2(d). This means that an abstention, broker non-vote or vote “against” this Proposal 2(a) will have the effect of a vote “against” all of the Series A1 Charter Amendment Proposals.
Holders of the Series A1 Preferred Stock do not have any voting rights and are not entitled to vote on the Monthly Dividend Period Amendment.
Following stockholder approval of this Proposal 2(a), the Monthly Dividend Period Amendment would become effective upon acceptance for record of the Proposed Articles of Amendment by the SDAT, or such later effective time as is specified in the Proposed Articles of Amendment as permitted under Maryland law. The exact timing of the Monthly Dividend Period Amendment will be determined by the Company based on its evaluation as to when such action will be the most advantageous to us and our stockholders. The Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Monthly Dividend Period Amendment and by voting in favor of the Monthly Dividend Period Amendment, you are expressly also authorizing the Board to delay or abandon the Monthly Dividend Period Amendment.
The Board recommends a vote “FOR” the approval of Proposal 2(a).

PROPOSAL 2(b):

APPROVAL OF THE INITIAL DIVIDEND ACCRUAL DATE AMENDMENT
As described above under “Introductory Note – Proposals 2(a) through 2(d),” the current Series A1 Terms provide dividends on each share of Series A1 Preferred Stock shall be cumulative from (and including) the date on which such share of Series A1 Preferred Stock is issued. In this Proposal 2(b), we are proposing to amend the Series A1 terms to cause dividends on shares issued after the effective date of the Proposed Articles of Amendment to accrue beginning on the first day of the dividend period during which such share is issued (the “Initial Accrual Date Amendment”). The Initial Accrual Date Amendment will not affect shares of Series A1 Preferred Stock issued prior to the time the Proposed Articles of Amendment become effective and its impact is limited to the accrual of dividends in the initial dividend period during which a share of Series A1 Preferred Stock is issued.
Pursuant to this Proposal 2(b), the Proposed Articles of Amendment will amend the Series A1 Terms by adding new definitions of “Initial Accrual Date” and “Amendment Effective Time” to Section 2. Initial Accrual Date shall be defined (i) for shares issued on or after the Amendment Effective Time as the first day of the dividend period during which such share of Series A1 Preferred Stock is originally issued and (ii) for Series A1 Preferred Stock issued prior the Amendment Effective Time as the first date on which such share of Series A1 Preferred Stock was originally issued. Amendment Effective Time will be defined as the effective time of the Proposed Articles of Amendment, which will be the date and time that the Proposed Articles of Amendment are accepted for record by the SDAT, or such later effective time as is specified in such Proposed Articles of Amendment as permitted under Maryland law. Proposal 2(b) will also amend the first sentence of the second paragraph of subsection (a) of Section 4 of the Series A1 Terms to provide that dividends shall begin to accrue on the Initial Accrual Date.
If the Proposed Articles of Amendment are approved and become effective, the initial dividend on shares of Series A1 Preferred Stock issued on or after the Amendment Effective Time will start to accrue on the first day of each month in which such shares were issued.
As more fully described above under “Introductory Note – Proposals 2(a) through 2(d),” the purpose of the Initial Accrual Date Amendment is to reduce the number of CUSIP numbers that the Company is required to obtain to administer the Series A1 Preferred Stock, which the Company expects will increase the amount of capital that the Company can raise in its continuous offering of Series A1 Preferred Stock.
The summary above is qualified in its entirety by the complete text of Proposed Articles of Amendment, which is attached hereto as Appendix A-I and incorporated herein by reference. The text of the Proposed Articles of Amendment has been marked in Appendix A-II to reflect all the proposed amendments from the current Series A1 Terms.
Vote Required
Under our charter, the affirmative vote of a majority of all of the votes entitled to be cast on this Proposal 2(b) is required to approve the proposal. For purposes of the vote on this Proposal 2(b), abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum. However, if you do not instruct your broker how to vote on this proposal, your shares will be treated as broker non-votes. Abstentions, broker non-votes and other shares not voted will have the same effect as votes “against” this Proposal 2(b).
In addition, approval of each of Proposals 2(a) through 2(d), including this proposal, is conditioned on approval of every other of Proposals 2(a) through 2(d). This means that an abstention, broker non-vote or vote “against” this Proposal 2(b) will have the effect of a vote “against” all of the Series A1 Charter Amendment Proposals.
Holders of the Series A1 Preferred Stock do not have any voting rights and are not entitled to vote on the Initial Accrual Date Amendment.
Following stockholder approval of this Proposal 2(b), the Initial Dividend Accrual Date Amendment would become effective upon acceptance for record of the Proposed Articles of Amendment by the SDAT, or such later effective time as is specified in the Proposed Articles of Amendment as permitted under Maryland law. The exact timing of the Initial Dividend

Accrual Date Amendment will be determined by the Company based on its evaluation as to when such action will be the most advantageous to us and our stockholders. The Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Initial Accrual Date Amendment and by voting in favor of the Initial Accrual Date Amendment, you are expressly also authorizing the Board to delay or abandon the Initial Accrual Date Amendment.
The Board recommends a vote “FOR” the approval of Proposal 2(b).

PROPOSAL 2(c):

APPROVAL OF THE ORIGINAL ISSUANCE DATE AMENDMENT
As described above under “Introductory Note – Proposals 2(a) through 2(d),” the current Series A1 Terms provide (i) the redemption price for redemptions at the option of the holder is determined by reference to the date on which such which such share of Series A1 Preferred Stock was originally issued (the “date of original issuance”) and (ii) the Company has the right to redeem Series A Preferred Stock, at its option, from and after the date that is twenty-four months following the date of original issuance. In this Proposal 2(c), we are proposing to amend the Series A1 terms by providing that the date of original issuance with respect to redemptions of shares of Series A1 Preferred Stock issued on or after the Amendment Effective Time shall be deemed to be the earliest date that any shares of Series A1 Preferred Stock were issued to any investor during the calendar quarter in which the shares to be redeemed were issued (the “Original Issuance Date Amendment”). The Original Issuance Date Amendment will not affect shares of Series A1 Preferred Stock issued prior to the time the Proposed Articles of Amendment becomes effective and its impact is limited to the redemption context.
Pursuant to this Proposal 2(c), the Proposed Articles of Amendment will amend the Series A1 Terms by adding a new definition of “Original Issuance Date” to Section 2. Original Issuance Date shall be defined (i) for shares issued on or after the Amendment Effective Time as the earliest date that any shares of Series A1 Preferred Stock were issued to any investor during the calendar quarter in which the shares to be redeemed were issued and (ii) for Series A1 Preferred Stock issued prior the Amendment Effective Time as the first date on which such share of Series A1 Preferred Stock was originally issued. Additionally, the phrase “date of original issuance” will be replaced with the newly defined term “Original Issuance Date” in each instance it is used in subsections (a) and (b) of Section 6 and subsections (a)(i) and (a)(ii) of Section 7.
As more fully described above under “Introductory Note – Proposals 2(a) through 2(d),” the purpose of the Original Issuance Date Amendment is to reduce the number of CUSIP numbers that the Company is required to obtain to administer the Series A1 Preferred Stock, which the Company expects will increase the amount of capital that the Company can raise in its continuous offering of Series A1 Preferred Stock.
The summary above is qualified in its entirety by the complete text of Proposed Articles of Amendment, which is attached hereto as Appendix A-I and incorporated herein by reference. The text of the Proposed Articles of Amendment has been marked in Appendix A-II to reflect all the proposed amendments from the current Series A1 Terms.
Vote Required
Under our charter, the affirmative vote of a majority of all of the votes entitled to be cast on this Proposal 2(c) is required to approve the proposal. For purposes of the vote on this Proposal 2(c), abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum. However, if you do not instruct your broker how to vote on this proposal, your shares will be treated as broker non-votes. Abstentions, broker non-votes and other shares not voted will have the same effect as votes “against” this Proposal 2(c).
In addition, approval of each of Proposals 2(a) through 2(d), including this proposal, is conditioned on approval of every other of Proposals 2(a) through 2(d). This means that an abstention, broker non-vote or vote “against” this Proposal 2(c) will have the effect of a vote “against” all of the Series A1 Charter Amendment Proposals.
Holders of the Series A1 Preferred Stock do not have any voting rights and are not entitled to vote on the Original Issuance Date Amendment.
Following stockholder approval of this Proposal 2(c), the Original Issuance Date Amendment would become effective upon acceptance for record of the Proposed Articles of Amendment by the SDAT, or such later effective time as is specified in the Proposed Articles of Amendment as permitted under Maryland law. The exact timing of the Original Issuance Date Amendment will be determined by the Company based on its evaluation as to when such action will be the most advantageous to us and our stockholders. The Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Original Issuance Date Amendment and by voting in favor of the Original

Issuance Date Amendment, you are expressly also authorizing the Board to delay or abandon the Original Issuance Date Amendment.
The Board recommends a vote “FOR” the approval of Proposal 2(c).

PROPOSAL 2(d):

APPROVAL OF THE SERIES A1 DRIP AMENDMENT
As described above under “Introductory Note – Proposals 2(a) through 2(d),” the current Series A1 Terms do not specify the treatment of the Series A1 DRIP Shares with respect to redemptions (as there is currently no DRIP for the Series A1 Preferred Stock). In this Proposal 2(d), we are proposing to amend the Series A1 terms to set the Original Issuance Date, as defined in Proposal 2(c) above, for the Series A1 DRIP Shares as the same Original Issuance Date of the underlying shares of Series A1 Preferred Stock pursuant to which such Series A1 DRIP Shares are directly or indirectly attributable (the “Series A1 DRIP Amendment”). The Series A1 DRIP Amendment will equally affect shares of Series A1 Preferred Stock issued prior to, and following, the time the Proposed Articles of Amendment becomes effective.
Pursuant to this Proposal 2(d), the Proposed Articles of Amendment will amend the Series A1 Terms by adding language to (i) existing subsection (b) of Section 6 to provide that for the purposes of redemptions at the option of the Company, the Original Issuance Date of such Series A1 DRIP Shares shall be deemed to be the same as the Original Issuance Date of the underlying shares of Series A1 Preferred Stock pursuant to which such Series A1 DRIP Shares are directly or indirectly attributable (such shares, the “Underlying Series A1 Shares”), and such Series A1 DRIP Shares shall be subject to optional redemption by the Company on the same date and terms as the Underlying Series A1 Shares and (ii) existing subsections (a)(i) and (a)(ii) of Section 7 to provide that for the purposes of redemptions the option of the holder, the Original Issuance Date of such Series A1 DRIP Shares shall be deemed to be the same as the Original Issuance Date of Underlying Series A1 Shares, and such Series A1 DRIP Shares shall have the same redemption price to which such Underlying Series A1 Shares would be subject if submitted for redemption.
As more fully described above under “Introductory Note – Proposals 2(a) through 2(d),” the purpose of the Series A1 DRIP Amendment is to provide for the treatment of redemption of the Series A1 DRIP Shares, i.e., the Series A1 DRIP Shares will be treated the same as the Underlying Series A1 Shares.
The summary above is qualified in its entirety by the complete text of Proposed Articles of Amendment, which is attached hereto as Appendix A-I and incorporated herein by reference. The text of the Proposed Articles of Amendment has been marked in Appendix A-II to reflect all the proposed amendments from the current Series A1 Terms.
Vote Required.
Under our charter, the affirmative vote of a majority of all of the votes entitled to be cast on this Proposal 2(d) is required to approve the proposal. For purposes of the vote on this Proposal 2(d), abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum. However, if you do not instruct your broker how to vote on this proposal, your shares will be treated as broker non-votes. Abstentions, broker non-votes and other shares not voted will have the same effect as votes “against” this Proposal 2(d).
In addition, approval of each of Proposals 2(a) through 2(d), including this proposal, is conditioned on approval of every other of Proposals 2(a) through 2(d). This means that an abstention, broker non-vote or vote “against” this Proposal 2(d) will have the effect of a vote “against” all of the Series A1 Charter Amendment Proposals.
Holders of the Series A1 Preferred Stock do not have any voting rights and are not entitled to vote on the Series A1 DRIP Amendment.
Following stockholder approval of this Proposal 2(d), the Series A1 DRIP Amendment would become effective upon acceptance for record of the Proposed Articles of Amendment by the SDAT, or such later effective time as is specified in the Proposed Articles of Amendment as permitted under Maryland law. The exact timing of the Series A1 DRIP Amendment will be determined by the Company based on its evaluation as to when such action will be the most advantageous to us and our stockholders. The Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Series A1 DRIP Amendment and by voting in favor of the Series A1 DRIP Amendment, you are expressly also authorizing the Board to delay or abandon the Series A1 DRIP Amendment.
The Board recommends a vote “FOR” the approval of Proposal 2(d).

PROPOSAL 3:

ADVISORY VOTE ON EXECUTIVE COMPENSATION
As required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are seeking advisory stockholder approval of the compensation of our named executive officers as further described below under “Executive Compensation.” The stockholder vote is an advisory vote only and is not binding on the Company or the Board. Although the vote is non-binding, the Board values the opinion of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers. Unless the Board modifies its policy on the frequency of future advisory votes on executive compensation, the next such vote will occur at the 2025 annual meeting of stockholders.
Our executive compensation system is designed to promote the Company’s financial and operational success by (i) attracting, motivating and assisting in the retention of highly qualified and talented executives, including our named executive officers, who will enable us to perform better than our competitors and drive long-term stockholder value; and (ii) reinforcing desired financial business results to our executives, including our named executive officers, and motivating them to make decisions that produce such results. We believe that our executive compensation system appropriately links pay to both the Company’s and the executive’s performance and is well aligned with the long-term interests of our stockholders. The Board does not allocate a fixed percentage to any specific component of compensation, but works with management to design an overall compensation structure that best serves its goals and appropriately motivates our executive officers to provide outstanding service to the Company. We believe that our executive compensation objectives have resulted in executive compensation decisions that have appropriately incentivized (without undue risk) the achievement of financial goals that have benefited our Company and our stockholders and are expected to drive long-term stockholder value over time.
As described in detail in the “Compensation Discussion and Analysis” section below, the Company is externally operated by the Operator (as defined in “Related Person Transactions—Transactions with Related Persons—Asset Management and Other Fees to Related Parties”), an affiliate of CIM Group, L.P., pursuant to an Investment Management Agreement (the “Investment Management Agreement”) between the Operator and CIM Urban Partners L.P. (“CIM Urban”), a principal subsidiary of the Company. In addition, CIM Service Provider, LLC (the “Administrator”), a subsidiary of CIM Group, LLC, provides certain administrative services to the Company and its subsidiaries pursuant to a Master Services Agreement (the “Master Services Agreement”). David Thompson, the Company’s Chief Executive Officer, and Nathan D. DeBacker, the Company’s former Chief Financial Officer, are employed by an affiliate of the Operator and the Administrator and their compensation is determined by, and paid to them directly by, such affiliate. The Company did not pay Mr. Thompson or Mr. DeBacker any compensation in 2023 and 2022. Therefore, their compensation is not discussed in the “Compensation Discussion and Analysis” section below.
We are asking stockholders to vote on the following advisory resolution:
Resolved, that the stockholders approve, on a non-binding advisory basis, the compensation of Barry N. Berlin, the Company’s only named executive officer being compensated by the Company, as disclosed pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, compensation tables and narrative discussion contained in the proxy statement.
Vote Required
The affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present is required to approve the proposal.
The Board recommends a vote “FOR” the approval of the advisory resolution on the Company’s executive compensation for the year ended December 31, 2023, as disclosed in this proxy statement.

PROPOSAL 4:

RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP
AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee, comprised of independent members of the Board (the “Audit Committee”), has appointed Deloitte as our independent registered public accounting firm with respect to our operations for the fiscal year ending December 31, 2024. Representatives of Deloitte are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will answer appropriate questions. Stockholder ratification of the appointment of Deloitte as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board is submitting the appointment of Deloitte to the common stockholders for ratification as a matter of good corporate governance. If the common stockholders fail to ratify the appointment, the Audit Committee may reconsider whether to retain Deloitte. Even if the appointment is ratified, the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company.
We are asking that you ratify the appointment of Deloitte, although your ratification is not required.
Vote Required
The affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present is required to approve the ratification of the appointment of Deloitte as our independent registered public accounting firm.
The Board recommends a vote “FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

CORPORATE GOVERNANCE
Company Leadership Structure; Board Role in Risk Oversight

Leadership Structure. The Board does not have a formal policy regarding the leadership structure of the Company and whether the roles of chairman and chief executive officer should be separated, but instead believes that these matters should be determined based on a number of different factors and circumstances, including the Company’s position, history, size, culture, stockholder base, board size and board composition and that, as a result, the appropriate structure may change from time to time as circumstances warrant. Currently, the roles of Chairman of the Board and Chief Executive Officer of the Company are separated. Our Chairman of the Board is Mr. Ressler and our Chief Executive Officer is Mr. Thompson.

Risk Oversight. The Company is exposed to a variety of risks. The entire Board regularly assesses major risks facing the Company and reviews options for their mitigation. The Board may appoint a committee to address a specific risk or to oversee the Company’s response to a specific risk. In particular, the Audit Committee of the Board oversees the Company’s policies with respect to risk assessment and risk oversight and oversees risk with respect to financial reporting matters. The Board also relies on management to bring significant matters to its attention.

The Board believes that the Company’s current leadership structure, including the independent Audit Committee oversight function and the open access of the Board to the Company’s executive officers and senior management as the Board determines is appropriate, supports the oversight role of the Board in the Company’s risk management.

Statement on Corporate Governance

Governance Principles. The Board has adopted a set of Governance Principles that provides a framework for the governance of the Company. The Company’s Governance Principles may be found on the Company’s website at https://shareholders.creativemediacommunity.com/corporate-overview/corporate-governance in the section entitled “Governance Documents.”

Contacting the Board. The Board welcomes your questions and comments. If you would like to communicate directly with the Board, or if you have a concern related to the Company’s business ethics or conduct, financial statements, accounting practices or internal controls, then you may submit your correspondence to the Secretary of the Company, at 5956 Sherry Lane, Suite 700, Dallas, Texas 75225, or you may call the Ethics Hotline at 1-800-292-4496. All communications will be forwarded to the Audit Committee, which in turn may forward certain communications to the entire Board in its discretion.

Code of Ethics. The Board has adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees of the Company, the Operator (as defined below) and the Administrator (as defined below), including the Company’s principal executive officer and principal financial and accounting officer (the “Code of Ethics”).

If the Board amends any provisions of the Code of Ethics that applies to the Company’s principal executive officer or any other executive officer of the Company or grants a waiver in favor of any such persons, the Company intends to satisfy its disclosure requirements by disclosing the amendment or waiver in a Current Report on Form 8-K filed with the SEC within four business days following such amendment or waiver.

The Company’s Code of Business Conduct and Ethics may be found on the Company’s website at https://shareholders.creativemediacommunity.com/corporate-overview/corporate-governance in the section entitled “Governance Documents.”
Meetings of the Board

The Board held a total of six meetings during the year ended December 31, 2023. Each director attended at least 75 percent of the aggregate number of Board meetings and the meetings of committees on which he or she served during 2023.

Directors are encouraged to attend the annual meeting of stockholders of the Company. All members of our Board virtually attended our 2023 annual meeting of stockholders.
Independent Director Meetings

The independent directors have at least one regularly scheduled meeting or executive session per year without the presence of other directors and management. Any independent director can request that an additional executive session be scheduled.
Committees of the Board

The Board has the following standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee.

Audit Committee. The Company has a standing Audit Committee that oversees the accounting and financial reporting processes as well as legal, compliance and risk management matters. The Audit Committee consists of Ms. Wong, who serves as chairwoman, Mr. Bryant and Ms. Edwards. The Audit Committee is comprised entirely of directors who meet the independence and financial literacy requirements of Nasdaq and applicable SEC rules. See “—Independence of Directors.” In addition, the Board has determined that Ms. Wong qualifies as an “audit committee financial expert” as defined in SEC rules.

The Audit Committee’s responsibilities include providing assistance to the Board in fulfilling its responsibilities with respect to oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications, performance and independence and the performance of the Company’s internal audit function, if any. In accordance with its Audit Committee Charter, the Audit Committee is directly responsible for the appointment and oversight of the independent registered public accounting firm, who reports directly to the Committee, approval of the engagement fee of the independent registered public accounting firm and pre-approval of the audit services and any permitted non audit services they may provide to the Company. In addition, the Audit Committee reviews the scope of audits as well as the annual audit plan and evaluates matters relating to the audit and internal controls of the Company. Further, the Audit Committee supervises the Company’s compliance with the cybersecurity rule promulgated by the SEC. The Audit Committee holds separate executive sessions, outside the presence of executive management, with the Company’s independent registered public accounting firm.

During 2023, the Audit Committee held five meetings.

The charter for the Audit Committee may be found on the Company’s website at https://shareholders.creativemediacommunity.com/corporate-overview/corporate-governance in the section entitled “Committee Charters.”

Compensation Committee. Our Compensation Committee consists of two of our independent directors: Mr. Bech, who serves as chair, and Ms. Wong. Our Board has adopted a charter for the Compensation Committee that sets forth its specific functions, powers, duties and responsibilities. Among other things, the Compensation Committee charter calls upon the Compensation Committee to:
•In consultation with senior management, establish the Company’s general compensation philosophy and oversee the development, implementation and administration of compensation plans, policies and programs, if any;
•Oversee compliance of all compensation-related disclosure requirements, including producing an annual Compensation Committee Report for inclusion in the Company’s proxy statement in accordance with applicable SEC rules and regulations; and
•Review and make recommendations to the Board regarding any changes in compensation for directors.

During 2023, the Compensation Committee held two meetings.

The charter for the Compensation Committee may be found on the Company’s website at https://shareholders.creativemediacommunity.com/corporate-overview/corporate-governance in the section entitled “Committee Charters.”

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee is comprised of two of our independent directors: Mr. Bech, who serves as chair, and Ms. Edwards. The Nominating and Corporate Governance Committee was formed to establish and implement our corporate governance practices and to nominate individuals for election to the Board. Our Nominating and Corporate Governance Committee operates pursuant to a written charter adopted by our Board. Among other things, the committee charter calls upon the Nominating and Corporate Governance Committee to: (i) periodically review the size and composition of the Board and recommend to the Board such modifications to its size and/or composition as are determined by the Nominating and Corporate Governance Committee to be necessary or desirable; (ii) recommend to the Board the director nominees for the next annual meeting of stockholders; and (iii) develop and recommend to the Board a set of corporate governance principles applicable to the Company.

During 2023, the Nominating and Corporate Governance Committee held two meetings.

The charter for the Nominating and Corporate Governance Committee may be found on the Company’s website at https://shareholders.creativemediacommunity.com/corporate-overview/corporate-governance in the section entitled “Committee Charters.”

Director Nomination Procedures

Director Qualifications. The Nominating and Corporate Governance Committee believes that each member of the Board must possess high personal and professional ethics, integrity and values, and be committed to representing the long term interests of the stockholders, as well as an inquisitive mind, an objective perspective, practical wisdom and mature judgment. In addition, directors must be willing to devote sufficient time to carry out their duties and responsibilities effectively. The Nominating and Corporate Governance Committee is committed to diversity on the Board, values diversity and believes the Board should reflect an appropriate diversity of viewpoints, background, experience, ethnicity, gender, culture and other demographics.

Identifying and Evaluating Nominees. The Nominating and Corporate Governance Committee may consider those factors it deems appropriate in evaluating director candidates as outlined above. The skills and personality of each director should fit with those of the other directors in building a Board that is effective, collegial and responsive to the needs of the Company. The Nominating and Corporate Governance Committee may consider candidates for the Board from any reasonable source, including current board members, stockholders, professional search firms or other persons. The Nominating and Corporate Governance Committee does not evaluate candidates differently based on who has made the recommendation. The Nominating and Corporate Governance Committee may hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates; however, no such consultant or search firm was engaged in the year ended December 31, 2023.

Stockholder Nominees. The Nominating and Corporate Governance Committee will consider properly submitted stockholder nominees for election to the Board and will apply the same evaluation criteria in considering such nominees as it would to persons nominated under any other circumstances. Any stockholder nominations proposed for consideration by the Nominating and Corporate Governance Committee should include the nominee’s name and sufficient biographical information to demonstrate that the nominee meets the qualification requirements for board service as set forth under “—Director Qualifications.” The nominee’s written consent to the nomination should also be included with the nomination submission, which should be sent in accordance with the provisions of our bylaws and addressed to: Mr. Barry N. Berlin, Secretary of the Company, 5956 Sherry Lane, Suite 700, Dallas, Texas 75225.

Additional information regarding submitting stockholder proposals is set forth in our bylaws. Stockholders may request a copy of our bylaws from the Company’s Secretary, Mr. Barry N. Berlin, Secretary of the Company, Creative Media & Community Trust Corporation, 5956 Sherry Lane, Suite 700, Dallas, Texas 75225.

Director Nominees
Set forth below are the names of the persons nominated as directors, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors of the Company and the names of other public companies in which such persons hold or have held directorships during the past five years.

Name	Age	Position
Douglas Bech	78	Director (independent)
John Hope Bryant	58	Director (independent)
Marcie Edwards	67	Director (independent)
Shaul Kuba	61	Director
Richard Ressler	65	Director and Chairman of the Board
Avraham Shemesh	62	Director
Elaine Wong	45	Director (independent)

Douglas Bech has served as a director of the Company since March 2014, and since 1997 as founder and Chief Executive Officer of Raintree Resorts International, a private enterprise engaged in vacation ownership and resort operations in Mexico, the United States and Canada. Prior to founding Raintree, Mr. Bech practiced securities and corporate finance law from 1970 to 1997. Mr. Bech also served as a director of J2 Global, Inc. from November 2000 to October 2021 and from August 1988 through November 2000, he served as a director of eFax.com, a company J2 Global, Inc. acquired in November 2000. In October 2021 Mr. Bech was appointed non-executive chairman of the board of directors of Consensus Cloud Solutions, Inc., a company which was spun off to the J2 (now renamed Ziff-Davis) shareholders. Mr. Bech also served as presiding independent director of HollyFrontier Corporation from July 2011 until May 2021, when Mr. Bech retired from its board of directors. Mr. Bech had previously served as a director of Frontier Oil Corporation from 1993 until its merger with Holly Corporation in July 2011. Mr. Bech also served, from 2014 until February 1, 2016, as an independent trust manager of Moody National REIT II, Inc., a registered, non-traded real estate investment trust that acquires limited service hotels in the United States. Mr. Bech’s previous work as a securities and corporate finance lawyer, as a director of other diverse public companies, and his experience as a chief executive officer of a multi-national enterprise provides expertise on corporate governance, legal matters and finance, as well as a general business management perspective to the Board.
John Hope Bryant has served as a director of the Company since November 2022. Mr. Bryant is chairman and chief executive officer of Bryant Group Ventures and The Promise Homes Company (“TPHC”), the largest for-profit minority controlled owner of institutional-quality, single-family residential rental homes in the U.S. Bryant founded TPHC as a start-up idea in the summer of 2017, and, by the summer of 2021, it had become the largest minority controlled single family home rental company in the nation. Further, Mr. Bryant has served as a director of Nextdoor Holdings, Inc. since November 2021 and currently serves on its Nominating, Corporate Governance, and Corporate Responsibility Committee. Mr. Bryant is also the Founder, Chairman, and Chief Executive Officer of Operation HOPE, Inc., the largest not-for-profit and best-in-class provider of financial literacy, financial inclusion, and economic empowerment tools and services in the United States for youth and adults. He has served as an advisor to three sitting U.S. presidents from both political parties. Mr. Bryant is a founding member of the Clinton Global Initiative and a member of the World Economic Forum’s “The Forum of Young Global Leaders.” In addition, he hosts a national podcast series on iHeart and is a regular guest on CNBC’s Squawk Box, a columnist for Bloomberg Opinion and a contributor to Huffington Post and Black Enterprise. Mr. Bryant was selected to serve as a director because of his experience as an entrepreneur and a real estate investor, his leadership skill and his deep connections to the community, all of which are expected to bring valuable insight to the Board.

Marcie Edwards has served as a director of the Company since her appointment by our Board on February 11, 2021. Ms. Edwards served as the General Manager of the Los Angeles Department of Water and Power (LADWP) from 2014 to 2017. In that capacity, she managed a city agency with an annual budget of more than $6 billion and approximately 10,000 employees. As part of her role at LADWP, she served as a member of the board of the Water and Power Employees’ Retirement Plan, overseeing more than $12 billion in investments. Prior to her tenure at LADWP, Ms. Edwards was the City Manager of the City of Anaheim from 2013 to 2014, overseeing an annual budget of more than $1 billion with approximately 3,000 employees, including a fire department, a police department, and a public utility company. From 2000 to 2012, Ms. Edwards was the Utility General Manager of Anaheim Public Utilities and, prior to 2000, Ms. Edwards spent almost 25 years with LADWP in a variety of positions. From 2019 to 2021, she was Chair to the California Wildfire Safety Advisory Board as a gubernational appointee. Since 2019, Ms. Edwards has been a board member of S&C Electric Company in Chicago (and a member of the Audit Committee since 2021). In 2019, Ms. Edwards was invited to serve on the Southern California Gas Company’s Advisory Safety Council. Ms. Edwards has a Master in Public Administration degree from the University of LaVerne. Ms. Edwards’ extensive experience in public administration provides the Board with a strong resource on a variety of important strategic matters.

Shaul Kuba has served as a director of the Company since March 2014 and Chief Investment Officer of the Company since March 2023. Mr. Kuba is a Co-Founder, Principal and President of CIM’s Real Asset Services division with more than 30 years of active real estate, infrastructure and lending experience. Since co-founding CIM Group, L.P. in 1994, Mr. Kuba has been an integral part of building CIM Group, L.P.’s platforms. As a Principal and Head of CIM Group, L.P.’s Development Group, he is actively involved in the development, redevelopment and repositioning of CIM Group, L.P.’s real estate assets. Additionally, Mr. Kuba is instrumental in sourcing new opportunities and establishing and maintaining relationships with national and regional retailers, hospitality brands and restaurateurs. He serves on CIM Group, L.P.’s Investment, Allocation and Real Asset Management Committees and provides guidance on the diverse opportunities across CIM’s platforms. He also serves as an officer of various affiliates of CIM. Prior to CIM Group, L.P., Mr. Kuba was involved in a number of successful entrepreneurial real estate activities including co-founding Dekel Development, a developer of commercial and multifamily properties in Los Angeles. Mr. Kuba was selected to serve as a director because of his significant experience with the real estate development and sourcing new transactions as a result of his experience with CIM Group, including as Co-Founder thereof, as well as his leadership roles at CIM Group, all of which are expected to bring valuable insight to the Board of Directors.

Richard Ressler has served as director and chairman of the Company since March 2014. Mr. Ressler is the founder and President of Orchard Capital Corporation (“Orchard Capital”), a firm through which Mr. Ressler oversees companies in which Orchard Capital or its affiliates invest. Through his affiliation with Orchard Capital, Mr. Ressler serves in various senior capacities with, among others, CIM Group, L.P. (together with its controlled affiliates, “CIM”), a community-focused real estate and infrastructure owner, operator, lender and developer, Orchard First Source Asset Management, LLC (together with its controlled affiliates, “OFSAM”), which provides personnel staffing to OFS Capital Management, LLC, a registered investment adviser focusing primarily on investments in middle market and broadly syndicated US loans, debt and equity positions in collateralized loan obligations and other structured credit investments, OFS CLO Management, LLC, a registered investment adviser focusing primarily on investments in broadly syndicated US loans, and OCV Management, LLC (“OCV”), an investor, owner and operator of technology companies. Mr. Ressler also serves as a board member for various public and private companies in which Orchard Capital or its affiliates invest. Mr. Ressler served as non-executive chairman of the board of Ziff Davis, Inc. (NASDAQ: ZD), formerly known as j2Global, Inc., from 1997 until May 2022. In addition, he has also served as the Chief Executive Officer and President and as a director of CIM Real Estate Finance Trust, Inc. (“CMFT”), a non-listed REIT operated by an affiliate of CIM that invests in net lease core real estate assets as well as real estate loans and other credit investments, since February 2018, and has served as Chairman of its board of directors since August 2018. Mr. Ressler has served as the chairman of the investment risk management committee of CMFT since April 2022 and served as a member of the nominating and corporate governance committee from August 2018 to March 2022. Mr. Ressler served as the Chief Executive Officer, President and a director of CIM Income NAV, Inc. (“CIM Income NAV”) from February 2018 to December 2021 and as Chairman of the board of directors of CIM Income NAV from August 2018 to December 2021 until CIM Income NAV’s merger with and into CMFT in December 2021. Mr. Ressler served as the Chief Executive Officer and President and as a director of Cole Office & Industrial REIT (CCIT III), Inc. (“CCIT III”) from February 2018 and as chairman of its board of directors from August 2018 until CCIT III’s merger with and into CMFT in December 2020. Mr. Ressler also served as a director of Cole Office & Industrial REIT (CCIT II), Inc. (“CCIT II”) from January 2019 until CCIT II’s merger with Griffin Realty Trust, Inc. (“GRT”) in March 2021 and as a director of Cole Credit Property Trust V, Inc. (“CCPT V”) from January 2019 to October 2019.

Mr. Ressler co-founded CIM Group, L.P. in 1994 and serves as the Executive Chairman of CIM and as an officer of various affiliates of CIM, including our manager. He chairs CIM's Executive, Investment, Allocation and Real Asset Management Committees. Mr. Ressler co-founded the predecessor of OFSAM in 2001 and chairs its executive committee. Mr. Ressler co-founded OCV in 2016 and chairs its executive committee. Prior to founding Orchard Capital, from 1988 until 1994, Mr. Ressler served as Vice Chairman of Brooke Group Limited, the predecessor of Vector Group, Ltd. (NYSE: VGR) and served in various executive capacities at VGR and its subsidiaries. Prior to VGR, Mr. Ressler was with Drexel Burnham Lambert, Inc., where he focused on merger and acquisition transactions and the financing needs of middle-market companies. Mr. Ressler began his career in 1983 with Cravath, Swaine and Moore LLP, working on public offerings, private placements, and merger and acquisition transactions. Mr. Ressler holds a B.A. from Brown University, and J.D. and M.B.A. degrees from Columbia University. Mr. Ressler was selected to serve as a director because of his extensive real estate, business management and finance experience and expertise, in addition to his leadership roles at several public companies, all of which are expected to bring valuable insight to the Board of Directors.

Avraham Shemesh has served as a director of the Company since March 2014. Mr. Shemesh is a Co-Founder, Principal and President of CIM’s Real Asset Management division with more than 30 years of active real estate, infrastructure and lending experience. Since co-founding CIM Group, L.P. in 1994, Mr. Shemesh has been instrumental in building CIM Group, L.P.’s real estate, infrastructure and debt platforms. He serves on CIM Group, L.P.’s Investment, Allocation, Real Assets Management and Valuation Committees as well as the ICCS, providing guidance on the diverse opportunities available across CIM’s various platforms. Mr. Shemesh is responsible for CIM’s long-time relationships with strategic institutions and oversees teams essential to acquisitions, portfolio management and internal and external communication. He serves as an officer of various affiliates of CIM. In addition, Mr. Shemesh served as a director of CMFT from March 2019 until February 2024. He served as a director of CIM Income NAV from January 2019 to December 2021 when CIM Income NAV merged with CMFT. He also served as the Chief Executive Officer and President and as a director of CCIT II from February 2018, and as Chairman of the board of directors of CCIT II from August 2018 until CCIT II’s merger with GRT in March 2021. Until the mergers of such entities with and into CMFT in December 2020, he served as the Chief Executive Officer and as a director of CCPT V beginning in March 2018, as Chairman of the board of directors of CCPT V beginning in August 2018, and as a director of CCIT III beginning in January 2019. Prior to CIM Group, L.P., Mr. Shemesh was involved in a number of successful entrepreneurial real estate activities, including co-founding Dekel Development, a developer of a wide variety of commercial and multifamily properties in Los Angeles. Mr. Shemesh was selected to serve as a director because of his significant experience with the real estate acquisition process and strategic planning as a result of his experience with CIM Group, including as Co-Founder thereof, as well as his leadership roles at CIM and CMFT, all of which are expected to bring valuable insight to the Board of Directors.

Elaine Wong has served as a director of the Company since May 2022. Ms. Wong was a Principal at CIM Group, L.P. and served as its Head of Marketing & Communications from May 2018 until her retirement from CIM at the end of June 2021. Ms. Wong was a member of CIM’s Investment Committee from February 2015 to June 2021. From February 2015 to April 2018, Ms. Wong served as CIM’s Global Head of Partner & Co-Investor Relations. She served at CIM from February 2012 to January 2015 as 1st Vice President, Global Head of Fundraising and Investor Relations, from February 2010 to January 2012 as Vice President, Fundraising & Investor Relations, and from April 2007 to January 2010 as Associate, Investor Relations. She was also a director of CMFT from October 2019 to December 2021, a director of CIM Income NAV from October 2019 until its merger with CMFT in December 2021, a director of CCPT V from October 2019 until its merger with CMFT in December 2020 and a director of CCIT II from October 2019 until its merger with GRT in March 2021. Prior to joining CIM, Ms. Wong served from May 2005 to March 2007 as an Associate at Perry Capital, LLC, and from July 2001 to April 2005 as an Analyst, and then Associate in the Equities Division, Financial and Strategic Management, of Goldman Sachs & Co. Ms. Wong received a Bachelor of Science degree in Accounting and Finance from New York University, Leonard N. Stern School of Business. Ms. Wong was selected to serve as a director because of her financial background and experience and expertise in investor relations, marketing and communications strategy, and fundraising, all of which are expected to bring valuable insight to the Board.
Board Diversity Matrix

Board Diversity Matrix (As of June 4, 2024)
Total Number of Directors	7
Part I: Gender Identity
	Female	Male
Directors	2	5
Part II: Demographic Background
White	1	4
Asian (other than South Asian)	1
African American		1

Director Compensation
The Company uses a combination of cash and share based compensation to attract and retain qualified candidates to serve on the Board. In setting compensation for the Company’s independent directors of the Board, the Compensation Committee considers, among other things, the substantial time commitment on the part of the directors in fulfilling their duties as well as the skill level it requires of directors. In addition, all directors of the Board are reimbursed by the Company for their expenses related to attending meetings of the Board and its committees.
The cash component of each independent director’s compensation is set forth according to the following schedule:

Annual board retainer	$ 55,000
Annual audit committee chair retainer	$ 20,000
The annual board retainer and the annual audit committee chair retainer are payable quarterly in advance. No separate retainer is paid for an independent director’s serving as chair of the Compensation Committee or the Nominating and Corporate Governance Committee.
On an annual basis, each director is expected to receive restricted shares of Common Stock valued at $55,000 on the date of grant (based on the closing price of our Common Stock on the date of the grant). These shares vest on the anniversary of the grant if the grantee continues to serve as a director of the Company at such time.

The compensation arrangement for each independent director in 2024 is expected to be substantially the same as the annualized compensation arrangement for the independent directors in 2023, which is set forth in the table below:
Director Compensation in 2023
The following table sets forth certain information with respect to our director compensation during the fiscal year ended December 31, 2023:

Name	Fees Earned or Paid in Cash	Share Awards (1)	Total
Douglas Bech	$55,000	$54,999	$109,999
John Hope Bryant	$55,000	$54,999	$109,999
Marcie Edwards	$55,000	$54,999	$109,999
Elaine Wong	$75,000	$54,999	$129,999
___________________
(1) Represents the grant date fair value of the restricted shares or share options, as the case may be, for purposes of ASC Topic 718, Compensation—Stock Compensation. Each of Mr. Bech, Mr. Bryant, Ms. Edwards and Ms. Wong received a grant of 12,222 restricted shares of Common Stock on August 2, 2023. The grant date fair value of the restricted shares is based on the per share closing price of our Common Stock on August 2, 2023, which was $4.50. As of December 31, 2023, each of Mr. Bech, Mr. Bryant, Ms. Edwards and Ms. Wong held 12,222 unvested restricted shares of Common Stock.
Messrs. Kuba, Ressler and Shemesh did not receive any compensation (other than the reimbursement of expenses related to attending meetings of the Board and its committees) for their service as directors in the year ended December 31, 2023.
Executive Officers
Set forth below are the names of the persons who are our executive officers as of the date hereof, their ages and their positions with the Company. Each executive officer will serve until his successor is duly appointed, or until his earlier death, resignation or removal from office.

Name	Age	Position
David Thompson	60	Chief Executive Officer
Barry N. Berlin	63	Chief Financial Officer and Secretary; Executive Vice President and Treasurer

David Thompson has been Chief Executive Officer of the Company since March 2019. Mr. Thompson served as the Chief Financial Officer of the Company from March 2014 to March 2019. Mr. Thompson is also a Principal, Chief Financial Officer of CIM Group, L.P. and serves on CIM Group, L.P.’s Investment, Valuation Committee and the ICCS. He joined CIM Group, L.P. in 2009. In addition, Mr. Thompson has served as the Chief Executive Officer and Trustee of CIM Real Assets & Credit Fund, a closed-ended interval fund that seeks to invest in a mix of institutional-quality real estate and credit assets, since February 2019. Prior to joining CIM Group, L.P. in 2009, Mr. Thompson spent 15 years with Hilton Hotels Corporation, most recently as Senior Vice President and Controller, where he was responsible for worldwide financial reporting, financial planning and analysis, internal control and technical accounting compliance. Mr. Thompson’s experience includes billions of dollars of real estate acquisitions and dispositions in the office, retail, multifamily, hotel, gaming and timeshare sectors, as well as significant capital markets experience. Mr. Thompson began his career as a C.P.A. in the Los Angeles office of Arthur Andersen & Co. Mr. Thompson received a B.S. degree in Accounting from the University of Southern California.

Barry N. Berlin has been Chief Financial Officer and Secretary of the Company since August 2022. Mr. Berlin has been the Executive Vice President and Treasurer of the Company since October 2008 and was Chief Financial Officer of the

Company’s predecessor from June 1993 to March 2014. He has been Chief Financial Officer of the Company’s wholly-owned subsidiary lending business since 1992 and has been the Chief Executive Officer and Chairman of the Board of Directors of that business since 2020. In addition, Mr. Berlin has served in various finance and accounting roles within CIM Group and its affiliates since 2017 and is currently a Managing Director of CIM Group, Chief Financial Officer of CIM Real Assets & Credit Fund, a closed-ended interval fund advised by an affiliate of CIM Group that is registered as an investment company under the Investment Company Act of 1940, as amended, Chief Financial Officer of CIM Capital, LLC, the Company’s operator and an investment adviser registered with the Securities and Exchange Commission. Mr. Berlin earned a Bachelor of Science degree in Accounting from the University of Florida and is a certified public accountant. Mr. Berlin began his career in public accounting.

AUDIT COMMITTEE REPORT
The information contained in this Report of the Audit Committee shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Exchange Act (except to the extent that we specifically incorporate this information by reference).
The Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Creative Media & Community Trust Corporation, a Maryland corporation (the “Company”), operates under a written charter adopted by the Board. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. The Audit Committee charter is available on the corporate governance section of the Company’s website at https://shareholders.creativemediacommunity.com/corporate-overview/corporate-governance in the section entitled “Committee Charters.”
During 2023, the Audit Committee, either through separate private sessions or during its regularly scheduled meetings with the independent registered public accounting firm and the director of internal audit, had candid discussions regarding financial management, legal, accounting, auditing and internal control issues.
The Audit Committee has been provided with updates on management’s process to assess the adequacy of the Company’s system of internal control over financial reporting, the framework used to make the assessment and management’s conclusions on the effectiveness of the Company’s internal control over financial reporting. The updates include discussions with the independent registered public accounting firm about the Company’s internal control assessment process and the independent registered public accounting firm’s evaluation of the Company’s system of internal control over financial reporting.
The Audit Committee reviewed with executive management and the director of internal audit the Company’s policies and procedures with respect to risk assessment and risk management.
The Audit Committee recommended to the Board the engagement of Deloitte & Touche LLP as the independent registered public accounting firm for the year ended December 31, 2023, and reviewed (with senior members of the Company’s financial management team and the independent registered public accounting firm) the overall audit scope and plans, the results of internal and external audit examinations, evaluations by management and the independent registered public accounting firm of the Company’s internal controls over financial reporting and the quality of the Company’s financial reporting. The Audit Committee has the sole authority to appoint the independent registered public accounting firm.
The Audit Committee has reviewed and discussed the audited financial statements included in the Company’s Annual Report on Form 10‑K with management including a discussion of the accounting principles, the reasonableness of significant accounting judgments and estimates, and the clarity of disclosures in the financial statements.
The Audit Committee also discussed with the independent registered public accounting firm, who is engaged to audit and report on the consolidated financial statements of the Company and subsidiaries and the effectiveness of the Company’s internal control over financial reporting, those matters required to be discussed by the auditors with the Audit Committee by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The Audit Committee has received the written disclosures and the letter from the independent accountant required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence for 2023.
In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews the Company’s quarterly and annual reports on Form 10‑Q and Form 10‑K prior to filing with the SEC. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for establishing and maintaining adequate internal control over financial reporting and for preparing the financial statements, and other reports.

In reliance on these reviews and discussions, and the reports of the independent registered public accounting firm, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10‑K for the year ended December 31, 2023, for filing with the SEC.
This report is submitted by the following members of the Audit Committee:
Elaine Wong, Chair
John Hope Bryant
Marcie Edwards

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Background
This Compensation Discussion and Analysis relates to compensation paid to the Company’s named executive officers during fiscal year 2023.
2023 Named Executive Officers
The following individuals were our named executive officers during 2023:

Name	Position
David Thompson	Chief Executive Officer
Barry N. Berlin	Chief Financial Officer and Secretary; Executive Vice President and Treasurer

The Company is externally operated by the Operator, an affiliate of CIM Group, L.P. In addition, the Administrator, a subsidiary of CIM Group, provides certain administrative services to the Company and its subsidiaries. Mr. Berlin was appointed Chief Financial Officer and Secretary of the Company on August 10, 2022. Mr. Thompson, Chief Executive Officer is employed by an affiliate of the Operator and the Administrator and his compensation is determined by, and paid to them directly by, such affiliate. The Company did not pay Mr. Thompson any compensation in 2023 and 2022. Therefore, the compensation of Mr. Thompson is not discussed in this Compensation Discussion and Analysis.

While Mr. Berlin has an employment agreement with the Company as described below under “—Potential Payments Upon Termination or Change in Control,” Mr. Berlin has been jointly employed by the Company and an affiliate of the Operator and the Administrator. Mr. Berlin became the Chief Financial Officer and Secretary of the Company in August 2022. In addition, during 2022, Mr. Berlin was the Executive Vice President and Treasurer of the Company, Chief Financial Officer of the Company’s wholly-owned subsidiary lending business and Chief Executive Officer and Chairman of the Board of Directors of that business. In each of 2023 and 2022, Mr. Berlin’s compensation was paid by an affiliate of the Operator and the Administrator. Such affiliate was then reimbursed by the Company. In each of 2023 and 2022, the amount of the reimbursement was based on Mr. Berlin’s time spent working on matters pertaining to the lending business of the Company; in 2022, the amount of the reimbursement was also based on Mr. Berlin’s role as Executive Vice President and Treasurer of the Company from January 1, 2022 to August 10, 2022 (when Mr. Berlin assumed the additional role of Chief Financial Officer and Secretary). In each of 2023 and 2022, such affiliate did not seek reimbursement from the Company for the time that Mr. Berlin spent in his role as Chief Financial Officer of the Company.
Role of Management and the Board in the Compensation Setting Process
Management of the Company and the Board had no role in setting the compensation of Mr. Berlin.
Stockholder Advisory Vote
Because stockholders expressed support for the Company’s executive compensation programs in 2023 by approving such programs, on an advisory basis, and because Mr. Berlin’s terms of employment are governed by the terms of his existing employment agreement, the Compensation Committee did not make any changes to the Company’s executive compensation programs in 2023.

Compensation Policies and Practices in Relation to Risk Management
As of December 31, 2023, the Company had five employees. Accordingly, the Compensation Committee does not believe that the Company’s compensation policies and practices are reasonably likely to have a material adverse effect on the Company.
Use of Independent Compensation Consultant
The Compensation Committee did not engage the services of an independent compensation consultant in 2023.
Determining 2023 Executive Compensation
As described above, Mr. Thompson is employed and paid by an affiliate of the Operator and the Administrator and did not receive any compensation from the Company. Therefore, his 2023 and 2022 compensation is not discussed herein. In each of 2023 and 2022, as described above under “—2023 Name Executive Officers,” Mr. Berlin’s compensation that was attributable to the time that he spent in his role as Chief Financial Officer of the Company was not borne by the Company but by an affiliate of the Operator and the Administrator. Accordingly, the Board did not play a role in determining Mr. Berlin’s compensation.
2023 Base Salary and Annual Cash Incentive
Mr. Berlin’s compensation that was attributable to the time that he spent in his role as Chief Financial Officer of the Company was not borne by the Company but by an affiliate of the Operator and the Administrator as described above under “—2023 Name Executive Officers.” Accordingly, the Board did not play a role in determining Mr. Berlin’s compensation.
Severance and Change in Control Agreements
Mr. Berlin’s employment agreement with the Company provided for a severance payment as specified therein.
Tax Considerations
Internal Revenue Code Section 162(m) generally limits the deductibility of compensation paid to certain executive officers in excess of $1,000,000 in any one year. The Compensation Committee was aware of the impact of Internal Revenue Code Section 162(m), but our named executive officers did not receive compensation from the Company in excess of the $1,000,000 limit. The Compensation Committee will continue to consider the tax consequences when determining named executive officer compensation. As in the past, the Board, upon the recommendation of the Compensation Committee, reserves the right to make compensation payments that are nondeductible.
Hedging and Pledging Restrictions
The Company believes it is inappropriate for any director, officer or employee of the Company to enter into speculative transactions in the Company’s equity securities. The Company’s Trading Policy prohibits all such persons, and members of their households or immediate family (spouse and minor children), from engaging in all speculative financial transactions involving securities of the Company, including buying and selling put and call options or engaging in short selling, and hedging transactions with respect to securities of the Company, including purchasing financial instruments or entering into transactions (such as prepaid variable forward contracts, equity swaps, collars and exchange funds) designed to hedge or offset any decrease in the market value of equity securities of the Company. Holding and exercising options or other securities granted under any equity incentive plan of the Company are not prohibited by the Company’s Trading Policy.
Additionally, the Company’s Trading Policy permits pledging of securities of the Company only with the approval of an attorney designated by the Company.

Compensation Committee Interlocks and Insider Participation
Our Compensation Committee is comprised of two of our independent directors. Neither of them (1) has at any time served as an officer or employee of the Company or (2) has or had any relationship requiring disclosure pursuant to the SEC’s rules regarding related party transactions (i.e., Item 404(a) of Regulation S-K). None of our executive officers has served as a director or member of the Compensation Committee of any entity that has one or more of its executive officers serving as a member of our Board or Compensation Committee.
Compensation Committee Report
The Compensation Committee has furnished the following report. The information contained in this “Compensation Committee Report” is not to be deemed “soliciting material” or “filed” with the SEC, nor is such information to be incorporated by reference into any future filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate it by reference into such filings.
The Compensation Committee has reviewed and discussed the above Compensation Discussion and Analysis with management. Based on such review and discussions, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
COMPENSATION COMMITTEE
Douglas Bech, Chair
Elaine Wong
Summary Compensation Table
The table below sets forth information concerning compensation of each of our named executive officers for the years ended December 31, 2023 and, 2022, respectively. As described in the Compensation Discussion and Analysis, Mr. Thompson is employed by an affiliate of the Operator and the Administrator and his compensation is determined by, and paid to them directly by, such affiliate. The Company did not pay Mr. Thompson any compensation in 2023 or 2022.
Mr. Berlin has been jointly employed by the Company and an affiliate of the Operator and the Administrator. Mr. Berlin has an employment agreement with the Company, which agreement is described below under “—Potential Payments Upon Termination or Change in Control.” Mr. Berlin became the Chief Financial Officer and Secretary of the Company in August 2022. Prior to that, Mr. Berlin has been the Executive Vice President and Treasurer of the Company since October 2008, Chief Financial Officer of the Company’s wholly-owned subsidiary lending business since 1992 and Chief Executive Officer and Chairman of the Board of Directors of that business since 2020. In each of 2023 and 2022, Mr. Berlin’s compensation was paid by an affiliate of the Operator and the Administrator. Such affiliate was then reimbursed by the Company based on Mr. Berlin’s time spent working on matters pertaining to the lending business of the Company; during 2022, such reimbursement also included Mr. Berlin’s role as Executive Vice President and Treasurer of the Company from January 1, 2022 to August 10, 2022 (when Mr. Berlin assumed the additional role of Chief Financial Officer and Secretary). The amount of such reimbursement is provided in the table below. In each of 2023 and 2022, such affiliate did not seek reimbursement from the Company for the time that Mr. Berlin spent in his role as Chief Financial Officer of the Company.

Name and Principal Position	Year	Salary	Bonus (2)	Stock Awards	All Other Compensation(3)	Total
David Thompson	2023	$—	$—	$—	$—	$—
Chief Executive Officer	2022	$—	$—	$—	$—	$—
Barry N. Berlin	2023	$87,500	$50,000	$—	$3,833	$141,333
Chief Financial Officer and Secretary; Executive Vice President and Treasurer(1), (3)	2022	$91,876	$58,770	$—	$3,507	$154,153
___________________

(1) Mr. Berlin was appointed Chief Financial Officer and Secretary of the Company on August 10, 2022. Please see the disclosure under the first paragraph of “—Summary Compensation Table” regarding the information provided with respect to Mr. Berlin’s position.
(2) The bonus disclosure for 2022 has been updated to reflect $2,989 of reimbursement to CMCT relating to an amount paid to Mr. Berlin in 2023 as a discretionary allocation of incentive consideration relating to 2022, which was inadvertently omitted.
(3) See table below for a breakdown of all other compensation.

All other compensation paid to the Company’s named executive officers in the table above consisted of the following:

Name	Year	Unused Vacation Pay	Tax Qualified 401(k) Plan	Automobile Allowance	Other	Total
Barry N. Berlin	2023	$—	$1,688	$1,650	$495	$3,833
Grants of Plan Based Awards
There were no grants of equity awards to our named executive officers during 2023.
Outstanding Equity Awards at Fiscal Year End
There were no outstanding equity awards as of December 31, 2023.
Option Exercises and Stock Vested in 2023
There were no equity awards that were exercised or vested with respect to our named executive officers during the fiscal year ended December 31, 2023.
Potential Payments Upon Termination or Change in Control
Mr. Berlin is party to an executive employment agreement (an “Executive Employment Agreement”) with the Company, which became effective upon the consummation of a merger between the Company’s predecessor and a fund managed by an affiliate of the Operator and the Administrator on March 11, 2014. Under the Executive Employment Agreement, Mr. Berlin is entitled to a minimum annual salary of $350,000 (provided that, as discussed above under “—Summary Compensation Table,” Mr. Berlin’s compensation was paid by an affiliate of the Operator and the Administrator). The Executive Employment Agreement also entitles Mr. Berlin to health insurance coverage for himself, his wife and his dependent children, and a monthly automobile allowance of $550.
If Mr. Berlin is unable to perform his services due to illness or total incapacity (to be determined based on standards similar to those utilized by the U.S. Social Security Administration), the Executive Employment Agreement entitles Mr. Berlin to receive his full salary for up to one year of such incapacity, reduced by any amounts paid by any Company-provided insurance. If Mr. Berlin’s total incapacity continues beyond one year and he is not thereafter able to devote full time to his employment with the Company, then his employment and his Executive Employment Agreement will terminate.
If Mr. Berlin dies during his employment with the Company before reaching the age of seventy, his estate will be entitled to a payment of two times his annual salary plus unused vacation pay. The Company-paid amount of such death benefits will be made over the course of twelve months, and will be offset by any amounts paid under any group life insurance issued by the Company.
In the event that Mr. Berlin’s employment is terminated by the Company for Cause (as defined below), or if Mr. Berlin resigns his employment with the Company, he will be entitled to receive only his base salary then in effect through the date of termination, and all benefits accrued through the date of termination. If the Company terminates Mr. Berlin’s employment without Cause, Mr. Berlin will be entitled to receive a severance payment in an amount equal to his annual base salary then in effect, to be paid out in a lump sum on the 60th day following his termination date, conditioned upon the execution of a general release of claims.

For purposes of the Executive Employment Agreement, “Cause” means (1) the intentional, unapproved material misuse of corporate funds, (2) professional incompetence or (3) acts or omissions constituting gross negligence or willful misconduct of executive’s obligations or otherwise relating to the business of the Company.
Assuming all vacation days are taken and all reasonable business expenses have been reimbursed, based on the Company’s best estimate, assuming the applicable scenario occurred on December 31, 2023, the Company would have owed Mr. Berlin $700,000 (representing two times his annual base salary) if he died or $350,000 (representing his annual base salary) if he became disabled or if the Company terminated his employment without Cause.
Pay Versus Performance Table
In accordance with the rules adopted by the SEC, pursuant to the Dodd-Frank Act, the following table and related disclosure provide information about (i) the “total compensation” of our principal executive officer (the “PEO”) and our other named executive officers (the “Other NEOs”) as presented in “—Summary Compensation Table” above (the “SCT Amounts”), (ii) the “compensation actually paid” to our PEO and our Other NEOs, as calculated pursuant to the SEC’s pay-versus-performance rules (the “CAP Amounts”) and (iii) certain financial performance measures.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO (1)	Summary Compensation Table Total for Other NEOs (2)	Average Compensation Actually Paid to Other NEOs (3)	Value of Initial Fixed $100 Investment Based on Total Stockholder Return (4)	Net (Loss) Income (in thousands)
2023	$—	$—	$141,333	$141,333	$30	$(51,456)
2022	$—	$—	$154,153	$154,153	$37	$5,945
2021	$—	$—	$—	$—	$53	$(851)
___________________
(1) Our PEO for each of 2023, 2022 and 2021 was Mr. Thompson, our current Chief Executive Office. As discussed under “—Summary Compensation Table” above, Mr. Thompson is employed by an affiliate of the Operator and the Administrator and his compensation is determined by, and paid to them directly by, such affiliate. The Company did not pay Mr. Thompson any compensation in any of the foregoing years.
(2) Our other NEO for 2023 is Mr. Berlin and our other NEO for 2022 are Mr. Berlin, our current Chief Financial Officer and Secretary, and Mr. Nathan DeBacker, our prior Chief Financial Officer and Secretary. Our other NEO for 2021 was Mr. Nathan DeBacker. Mr. DeBacker was employed by an affiliate of the Operator through August 10, 2022 and the Administrator and his compensation was determined by, and paid to them directly by, such affiliate. The Company did not pay Mr. DeBacker any compensation in 2022 and 2021. In each of 2023 and 2022, Mr. Berlin’s compensation was paid by an affiliate of the Operator and the Administrator. Such affiliate was then reimbursed by the Company based on Mr. Berlin’s time spent working on matters pertaining to the lending business of the Company; during 2022, such reimbursement also included Mr. Berlin’s role as Executive Vice President and Treasurer of the Company from January 1, 2022 to August 10, 2022 (when Mr. Berlin assumed the additional role of Chief Financial Officer and Secretary). The amount of such reimbursement is provided in the table above, consistent with the amount reported in the Summary Compensation Table for the applicable year.
(3) The SCT Amount and the CAP Amounts are the same because Mr. Berlin did not receive any equity awards or pension benefits as part of his compensation and therefore the adjustments provided by the applicable rules adopted by the SEC do not apply to Mr. Berlin’s compensation.
(4) Pursuant to applicable SEC disclosure rules, assumes $100 was invested on December 31, 2020.

Description of Relationship Between CAP Amounts and cumulative Total Stockholder Return and Net Income
Mr. Berlin became Chief Financial Officer and Secretary of the Company in August 2022. Prior to that Mr. Berlin was not a “named executive officer” of the Company. Upon Mr. Berlin becoming Chief Financial Officer and Secretary of the Company, his compensation was no longer charged to the Company for any services that he performed as Chief Financial Officer and Secretary of the Company. Further, the Company relies on CIM Group for its accounting and finance functions. As a result, the Company believes that any comparison between CAP Amounts and total stockholder return or net income is not meaningful.

RELATED PERSON TRANSACTIONS

Transactions with Related Persons

Asset Management and Other Fees to Related Parties
CIM Urban and CIM Capital, LLC, an affiliate of CIM Group (“CIM Capital”) are parties to an Investment Management Agreement pursuant to which CIM Urban engaged CIM Capital to provide certain services to CIM Urban. CIM Capital has assigned its duties under the Investment Management Agreement to its four wholly-owned subsidiaries: CIM Capital Securities Management, LLC, a securities manager, CIM Capital RE Debt Management, LLC, a debt manager, CIM Capital Controlled Company Management, LLC, a controlled company manager, and CIM Capital Real Property Management, LLC, a real property manager. The “Operator” refers to CIM Capital and its four wholly-owned subsidiaries. The Company and its subsidiaries are parties to a Master Services Agreement with the Administrator pursuant to which the Administrator provides or arranges for other service providers to provide management and administration services to the Company and its subsidiaries.
On January 5, 2022, the Company and certain of its subsidiaries entered into a Fee Waiver (the “Fee Waiver”) with the Operator and the Administrator with respect to fees that are payable to them under the Investment Management Agreement and the Master Services Agreement, respectively. The Fee Waiver is effective retroactively to January 1, 2022 (the “Effective Date”). Pursuant to the Fee Waiver, the Administrator agrees to voluntarily waive any fees in excess of those set forth in the Fee Waiver, to the extent it would otherwise have been entitled to such additional compensation under the Master Service Agreement, and the Operator agrees to voluntarily waive any fees in excess of those set forth in the Fee Waiver, to the extent it would otherwise have been entitled to such additional compensation under the Investment Management Agreement. Following the end of each quarter, the Administrator will deliver to the Company (i) a calculation of the cumulative fees earned by the Operator and the Administrator under the methodology prescribed by the Fee Waiver from the Effective Date through the end of such quarter and (ii) a calculation of the cumulative fees that would have been earned by the Operator and the Administrator during such period under the Master Services Agreement and the Investment Management Agreement without giving effect to the Fee Waiver. If, in respect of any quarter, the aggregate fees that are payable under the methodology prescribed by the Fee Waiver exceed the aggregate fees that would have been payable under the Master Services Agreement and the Investment Management Agreement, without giving effect to the Fee Waiver, such quarter will be deemed an “Excess Quarter.” For any quarter following an Excess Quarter, the Company (upon the direction of the independent members of the Board) may, at its option and upon written notice to the Administrator, elect to calculate all fees due to the Administrator and the Operator in accordance with the Master Services Agreement and the Investment Management Agreement, without giving effect to the Fee Waiver, from and after such Excess Quarter. Any such election by the Company will be irrevocable, and all fees due to the Administrator and the Operator from and after such election will be calculated in accordance with the Master Services Agreement and the Investment Management Agreement, without giving effect to the Fee Waiver.
The fees payable to the Operator and the Administrator are determined as follows under the Fee Waiver.
1.Base Fee: A base asset management fee (the “Base Fee”) is payable quarterly in arrears to the Operator in an amount equal to an annual rate of 1% (or 0.25% per quarter) of the average of the “Net Asset Value Attributable to Common Stockholders” as of the first and last day of the applicable quarter. Net Asset Value Attributable to Common stockholders is defined as (a) the sum of the Company’s (1) investments in real estate at fair value, (2) cash, (3) loans receivable at fair value and (4) the book value of the other assets of the Company, excluding deferred costs and net of other liabilities at book value, less (b) the Company’s (i) debt at face value, (ii) outstanding preferred stock at stated value, and (iii) non-controlling interests at book value; provided, that, non-controlling interests in any UPREIT operating partnership relating to the Company shall not be excluded. It is likely that the Company will seek to pay some or part of the Base Fee due to the Operator in 2022 in shares of Series A Preferred Stock.
2.Incentive Fee: A revised incentive fee (the “Revised Incentive Fee”) is payable quarterly in arrears to the Administrator with respect to the quarterly core funds from operations in excess of a quarterly threshold equal to 1.75% (i.e., 7.00% on an annualized basis) of the Company’s “Adjusted Common Equity” (as defined below) for such quarter (“Excess Core FFO”) as follows: (i) no Incentive Fee in any quarter in which the Excess Core FFO is $0; (ii) 100% of any Excess Core FFO up to an amount equal to the product of (x) the average of the Adjusted Common

Equity as of the first and last day of the applicable quarter and (y) 0.4375%; and (iii) 20% of any Excess Core FFO thereafter. Revised Incentive Fees payable for any partial quarter will be appropriately prorated.
“Adjusted Common Equity” means Common Equity plus Excluded Depreciation and Amortization. “Common Equity” means Total Stockholders’ Equity minus Excluded Equity. “Total Stockholders’ Equity” means the amount reflected as total stockholders’ equity in accordance with GAAP on the consolidated balance sheet of the Company and its subsidiaries as of the last day of a given quarter. “Excluded Equity” means the sum of all preferred securities of the Company and its subsidiaries classified as permanent equity in accordance with GAAP on the consolidated balance sheet of the Company and its subsidiaries as of the last day of a given quarter. “Excluded Depreciation and Amortization” means, for a given quarter, the amount of all accumulated depreciation and amortization of (i) the Company and its subsidiaries and (ii) to the extent allocable to the Company and its subsidiaries, the unconsolidated affiliates, in each case as of the last day of such quarter that corresponds to the periodic depreciation and amortization expense calculated in each case in accordance with GAAP that is a permitted add back to net income calculated in accordance with GAAP when calculating funds from operations.
3.Capital Gains Fee: A capital gains fee (the “Capital Gains Fee”) is payable quarterly in arrears to the Administrator in an amount equal to (i) 15% of the cumulative aggregate realized capital gains minus the cumulative aggregate realized capital losses (in each case since the Effective Date), minus (ii) the aggregate capital gains fees paid since the Effective Date. Realized capital gains and realized capital losses are calculated by subtracting from the sales price of a property: (a) any costs incurred to sell such property, and (b) the current gross value of the property (meaning the property’s original acquisition price plus any subsequent, non-reimbursed capital improvements thereon paid for by the Company).
For the three months ended March 31, 2024 and the year ended December 31, 2023, the Operator earned asset management fees of $394,000 and $2.6 million, respectively. The Company issued to the Operator 110,285 shares of Series A1 Preferred Stock in lieu of cash payment for the asset management fees incurred during the nine months ended September 30, 2022.
Affiliates of CIM Group (collectively, the “CIM Management Entities”) provide property management, leasing, and development services to CIM Urban. The CIM Management Entities earned property management fees, which are included in rental and other property operating expenses, totaling $583,000 and $2.1 million for the three months ended March 31, 2024 and for the year ended December 31, 2023, respectively. The Company also reimbursed the CIM Management Entities $1,730,000 and $5.8 million for the three months ended March 31, 2024 and for the year ended December 31, 2023, respectively, for onsite management costs incurred on behalf of the Company, which are included in rental and other property operating expenses. The CIM Management Entities earned leasing commissions of $55,000 and $101,000 for the three months ended March 31, 2024 and for the year ended December 31, 2023, respectively, which were capitalized to deferred charges. For the three months ended March 31, 2024 and for the year ended December 31, 2023, the CIM Management Entities earned construction management fees of $52,000 and $308,000, respectively, and were reimbursed $422,000 and $1.3 million, respectively, for development management reimbursements. The construction management fees and development management reimbursements were capitalized to investments in real estate.
Pursuant to the Master Services Agreement, we appointed an affiliate of CIM Group as the administrator of Urban Partners GP, LLC. Under the Master Services Agreement, for fiscal quarters prior to April 1, 2020, the Company paid a base service fee (the “Base Service Fee”) to the Administrator initially set at $1,000,000 per year (subject to an annual escalation by a specified inflation factor beginning on January 1, 2015), payable quarterly in arrears. For the year ended December 31, 2020, we issued to the Administrator 11,273 shares of Series A Preferred Stock in lieu of cash as payment of the Base Service Fee in respect of the first fiscal quarter. On May 11, 2020, the Master Services Agreement was amended to replace the Base Service Fee with an incentive fee pursuant to which the Administrator was entitled to receive, on a quarterly basis, 15.00% of the Company’s quarterly core funds from operations in excess of a quarterly threshold equal to 1.75% (i.e., 7.00% on an annualized basis) of the Company’s average adjusted common stockholders’ equity (i.e., common stockholders’ equity plus accumulated depreciation and amortization) for such quarter. The amendment was effective as of April 1, 2020 and was further modified by the Fee Waiver described above. No such incentive fee was paid by the Company.
In addition, pursuant to the terms of the Master Services Agreement, the Administrator may receive compensation and/or reimbursement for performing certain services for the Company and its subsidiaries that are not covered by the Base Service Fee or the incentive fee arrangement in place between May 11, 2020 and January 5, 2022, as the case may be. For the three months ended March 31, 2024 and for the year ended December 31, 2023, such services performed by the Administrator and its affiliates included accounting, tax, reporting, internal audit, legal, compliance, risk management, IT, human resources, corporate communications, operational and on-going support in connection with the Company’s offering of Preferred Stock. The Company will also reimburse the Administrator for the Company’s share of broken deal expenses that are incurred by the Administrator and its affiliates (i.e., fees and expenses relating to investments that could have been made by the Company but that the Company did not make and/or transactions that could have been executed by the Company but the Company did not consummate, including fees and expenses associated with performing due diligence review and negotiating the terms of such investments or transactions). The Administrator’s compensation is based on the salaries and benefits of the employees of the Administrator and/or its affiliates who performed these services (allocated based on the percentage of time spent on the affairs of the Company and its subsidiaries). For the three months ended March 31, 2024 and the year ended December 31, 2023, we expensed $605,000 and $2.3 million, respectively, for such services, which are included in expense reimbursements to related parties—corporate.
The Company is a party to a Staffing and Reimbursement Agreement with CIM SBA Staffing, LLC, an affiliate of CIM Group, and our subsidiary, PMC Commercial Lending, LLC. The agreement provides that CIM SBA will provide personnel and resources to the Company and the Company will reimburse CIM SBA Staffing, LLC for the costs and expenses of providing such personnel and resources. For the three months ended March 31, 2024 and the year ended December 31, 2023, the Company incurred expenses related to services subject to reimbursement by the Company under the agreement of $563,000 and $2.6 million, respectively, for each such year, in each case included as expense reimbursements to related parties – lending segment.
CCO Capital, LLC (“CCO Capital”) became the exclusive dealer manager for the Company’s public offering of the Series A Preferred Stock and Series A Preferred Warrants effective as of May 31, 2019. CCO Capital is a registered broker dealer and is under common control with the Operator and the Administrator. The Company’s offering of the Series A Preferred Warrants ended at the end of January 2020. On January 28, 2020, the Company entered into the Second Amended and Restated Dealer Manager Agreement, pursuant to which CCO Capital acted as the exclusive dealer manager for the Company’s public offering of its Series A Preferred Stock and Series D Preferred Stock. The Second Amended and Restated Dealer Manager Agreement was subsequently amended by the Company and CCO Capital to address changes to, among other things, selling commissions and dealer manager fees.
On June 16, 2022, the Company entered into the Third Amended and Restated Dealer Manager Agreement, pursuant to which CCO Capital acted as the exclusive dealer manager for the Company’s public offering of its Series A1 Preferred Stock. Thereunder, the Company agreed to compensate CCO Capital, as the dealer manager for the offering, as follows: (1) a dealer manager fee of up to 3.00% of the selling price of each share of Series A1 Preferred Stock sold and (2) selling commissions of up to 7.00% of the selling price of each share of Series A1 Preferred Stock sold. The Company was informed that CCO Capital generally reallowed 100% of the selling commissions on sales of Series A1 Preferred Stock and generally reallowed substantially all of the dealer manager fee on sales of Series A1 Preferred Stock to participating broker-dealers. In addition, pursuant to the Third Amended and Restated Dealer Manager Agreement, CCO Capital will no longer solicit or make any offers for the sale of shares of Series A Preferred Stock or Series D Preferred Stock.
On November 23, 2022, the Company entered into a Fourth Amended and Restated Dealer Manager Agreement, pursuant to which CCO Capital continued to serve as the exclusive dealer manager for the Company’s public offering of its Series A1 Preferred Stock. The terms of the Fourth Amended and Restated Dealer Manager Agreement are consistent with the terms of the Third Amended and Restated Dealer Manager Agreement and only reflected certain technical changes in light of the Company’s then new shelf registration statement on Form S-3, which was declared effective by the SEC on November 22, 2022. Thereunder, the Company agreed to compensate CCO Capital, as the dealer manager for the offering, as follows: (1) a dealer manager fee of up to 3.00% of the selling price of the Series A1 Preferred Stock sold and (2) selling commissions of up to 7.00% of the selling price of the Series A1 Preferred Stock sold. The Company was informed that CCO Capital generally reallowed 100% of the selling commissions on sales of Series A1 Preferred Stock and generally reallowed substantially all of the dealer manager fee on sales of Series A1 Preferred Stock to participating broker-dealers.
On June 20, 2024, the Company entered into a Firth Amended and Restated Dealer Manager Agreement, pursuant to which CCO Capital has been acting as the exclusive dealer manager for the Company’s public offering of its Series A1 Preferred Stock. Thereunder, the Company agreed to compensate CCO Capital, as the dealer manager for the offering, as follows: (1) a dealer manager fee of 2.00% of the selling price of the Series A1 Preferred Stock sold and (2) selling commissions of up to 7.00% of the selling price of the Series A1 Preferred Stock sold. The Company was informed that CCO Capital is expected to generally reallow 100% of the selling commissions on sales of Series A1 Preferred Stock and generally reallow substantially all of the dealer manager fee on sales of Series A1 Preferred Stock to participating broker-dealers.
In connection with the offering of the Series A Units, Series A Preferred Stock, Series A1 Preferred Stock and Series D Preferred Stock, as of March 31, 2024 and December 31, 2023, $230,000 and $2.5 million, respectively, was included in deferred costs as reimbursable expenses incurred pursuant to the Master Services Agreement and the then applicable dealer manager agreement with CCO Capital, of which $89,000 and $61,000, respectively, was included in due to related parties. CCO Capital incurred non-issuance specific costs of $210,00 and $623,000 for the three months ended March 31, 2024 and the year ended December 31, 2023, respectively.
At March 31, 2024 and December 31, 2023, upfront dealer manager and trailing dealer manager fees of $246,000 and $283,000, respectively, were included in due to related parties. CCO Capital earned upfront dealer manager and trailing dealer manager fees of $267,000 and $1.4 million for the three months ended March 31, 2024 and for the year ended December 31, 2023, respectively.

Investments with Affiliates of CIM Group
In February 2022, the Company invested with a CIM-managed separate account (the “1910 Sunset JV Partner”) in a joint venture (the “1910 Sunset JV”) which purchased an office property in Los Angeles, California for a gross purchase price of approximately $51.0 million, of which the Company initially contributed approximately $22.4 million and the 1910 Sunset JV Partner initially contributed the remaining balance. The 1910 Sunset JV has begun construction to develop a multifamily apartment building with 36 multifamily units at 1915 Park Avenue in Los Angeles, California, which development is expected to be completed by the third quarter of 2025 and expected to cost approximately $19.3 million (the Company’s share of which will be $8.5 million). The 1910 Sunset JV plans to finance the project through a combination of cash from operations at its office property, additional equity contributions from existing investors, and proceeds from a mortgage loan from a third-party lender (which is in-place but currently has no outstanding borrowings and is subject to additional equity contribution requirements which have not yet been met). As of March 31, 2024, total costs of $2.3 million had been incurred in connection with the 1915 Park Project.
In February 2023, the Company a CIM-managed interval fund (the “1902 Park JV Partner”) invested in a joint venture (the “1902 Park JV”) which purchased a multifamily property in the Echo Park neighborhood of Los Angeles, California for a gross purchase price of $19.1 million. The Company owns 50% of the 1902 Park JV. In connection with the closing in February 2023, the 1902 Park JV obtained financing of $9.6 million through the 1902 Park Mortgage Loan. The Company and the 1902 Park JV Partner both initially contributed $6.6 million to the 1902 Park JV.
In October 2023, the Company and a co-investor affiliate of CIM Group (the “1015 N Mansfield JV Partner”) acquired from an unrelated third party a 100% fee-simple interest in a plot of land located in the Sycamore media district of Los Angeles, California for a gross purchase price of $18.0 million (excluding transaction costs (the “1015 N Mansfield JV”)). The property has a site area of approximately 44,141 square feet and contains a parking garage that has been leased to a third-party tenant. The site is being evaluated for different creative office development options. The Company owns 28.8% of the 1015 N Mansfield JV. As of March 31, 2024, this property was in pre-development phase, and the Company has not finalized the formal development plan for the property.

During the year ended December 31, 2023, the Company acquired an interest in four assets from entities indirectly wholly owned by a fund that is managed by affiliates of CIM Group for $282.9 million, excluding transactions costs.
Other
On May 15, 2019, an affiliate of CIM Group entered into an approximately 11-year lease for approximately 32,000 rentable square feet with respect to a property owned by the Company (“4750 Wilshire”). The lease was amended on August 7, 2019 to reduce the rentable square feet to approximately 30,000 rentable square feet. In February 2023, the Company sold an 80% interest in 4750 Wilshire and now holds its retained 20% interest in the property through an Unconsolidated Joint Venture (the “4750 Wilshire JV”). Prior to the sale, for the three months ended March 31, 2023, the Company recorded rental and other property income related to this tenant of $194,000, and for the year ended December 31, 2022, recorded rental and other property income from the tenant of $1.5 million. For the three months ended March 31, 2024 and the year ended December 31, 2023, the Company’s share of the income from the tenant earned by the 4750 Wilshire JV was $80,000 and $170,000, respectively. The 4750 Wilshire JV is in the process of converting two of the three floors of an office building in Los Angeles, California from office-use into 68 for-lease multifamily units, with the first floor of the building continuing to function as 30,335 square feet of office space. The total cost of the 4750 Wilshire Project is expected to be approximately $31.0 million (our share of which will be $6.2 million), which will be financed by a combination of equity contributions from the Company and co-investors as well as a mortgage loan from a third-party lender.
Review, Approval and Ratification of Transactions with Related Persons
The Board has adopted a written related person transaction policy. Under the policy, a “Related Person Transaction” includes certain transactions, arrangements or relationships (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant, and in which a related person had, has or will have a direct or indirect material interest.
A “Related Person” is:
Any person who was in any of the following categories during the applicable period:
•a director or nominee for director;
•any executive officer; or
•any immediate family member of a director or executive officer, or of any nominee for director, which means any child, stepchild, parent, stepparent, spouse, sibling, mother in law, father in law, son in law, daughter in law, brother in law, or sister in law of the director, executive officer, or nominee for director and any person (other than a tenant or employee) sharing the household of such security holder.
Any person who was in any of the following categories when a transaction in which such person had a direct or indirect material interest occurred or existed:
•any person who is known to the Company to be the beneficial owner of more than 5% of our shares; and
•any immediate family member of any such security holder, which means any child, stepchild, parent, stepparent, spouse, sibling, mother in law, father in law, son in law, daughter in law, brother in law, or sister in law of such security holder and any person (other than a tenant or employee) sharing the household of such security holder.
A person who has a position or relationship within a firm, corporation or other entity that engages in a transaction with the Company will not be deemed to have an “indirect material interest” within the meaning of “Related Person Transaction” when:

The interest arises only:
•from such person’s position as a director of another corporation or organization that is a party to the transaction; or
•from the direct or indirect ownership by such person and all other persons specified in the definition of “Related Person” in the aggregate of less than 10% equity interest in another person (other than a partnership) which is a party to the transaction; or
•from both such position and ownership; or
•from such person’s position as a limited partner in a partnership in which the person and all other persons specified in the definition of “Related Person” have an interest of less than 10%, and the person is not a general partner of and does not hold another position in the partnership.
Each of the Company’s executive officers is encouraged to help identify any potential Related Person Transaction.
If a new Related Person Transaction is identified, it will initially be brought to the attention of the Chief Financial Officer, who will then prepare a recommendation to the Board and/or a committee thereof regarding whether the proposed transaction is reasonable and fair to the Company.
A committee comprised solely of independent directors, who are also independent of the Related Person Transaction in question, will determine whether to approve a Related Person Transaction. In general, the committee will only approve or ratify a Related Person Transaction if it determines, among other things, that the Related Person Transaction is reasonable and fair to the Company.
Independence of Directors
Under the corporate governance standards of Nasdaq, a majority of the members of the Board must be independent. In making independence determinations, the Board observes all criteria for independence established by the SEC and Nasdaq. As part of such review, the Board considers transactions and relationships between each director or any member of his or her immediate family and the Company, including (if applicable) those reported under “Related Person Transactions.” The purpose of such review is to determine whether any such relationships or transactions are inconsistent with a determination that a director is independent. Based on the foregoing, the Board has determined that each of Messrs. Bech and Bryant and Ms. Edwards and Ms. Wong are independent directors.

INDEPENDENT PUBLIC ACCOUNTING FIRM
Deloitte was appointed to serve as our independent registered public accounting firm for the fiscal year ended December 31, 2023. Although ratification of the appointment of Deloitte by our stockholders is not required, the Board is submitting the selection of Deloitte to our stockholders for ratification as a matter of good corporate governance. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm.
We expect representatives of Deloitte to be at the virtual Annual Meeting, and they will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions by stockholders.
Principal Accounting Firm Fees
Aggregate fees for services rendered to the Company for the years ended December 31, 2023 and 2022 by the Company’s principal accounting firm for such years, Deloitte, were as follows:

	Year Ended December 31,
Type of Service	2023	2022
Audit fees (1)	$749,625	$751,625
Audit-related fees	—	—
Tax fees (2)	92,964	179,941
All other fees	—	—
Total	$842,589	$931,566
___________________

(1) Audit fees consisted of professional services performed in connection with (i) the audit of the Company’s annual financial statements and internal control over financial reporting, (ii) the statutory audits of the financial statements of two subsidiaries of the Company in 2023 and 2022, (iii) the review of financial statements included in its Quarterly Reports on Form 10-Q, (iv) procedures related to consents and assistance with and review of documents filed with the SEC, (v) other services related to (and necessary for) the audit of the Company’s financial statements and (vi) agreed-upon-procedures in 2023 in connection with a securitization completed by the lending division of the Company in 2023.
(2)    Represents the aggregate fees billed by Deloitte for 2023 and 2022 for professional services rendered to for tax compliance, tax advice and tax planning.
Pre‑Approval Policies
The Audit Committee’s charter requires review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by our outside auditors. The Audit Committee pre-approved all audit services provided by our outside auditors during fiscal years 2023 and 2022 and the fees paid for such services. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Committee at its next scheduled meeting.

OTHER MATTERS
Management does not intend to present any business at the Annual Meeting not mentioned in this proxy statement, and at the time of preparation of this proxy statement knows of no other business to be presented. If any other matters are properly brought before the Annual Meeting, the appointed proxies will vote all proxies on such matters in their discretion.

STOCKHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING
The deadline for submission of stockholder proposals in our proxy statement and form of proxy for the annual meeting of stockholders of the Company to be held in 2025 (the “2025 Annual Meeting”), calculated in accordance with Rule 14a‑8 under the Exchange Act (“Rule 14a-8”), is March 7, 2025. Any such proposal must also comply with the other requirements of Rule 14a-8.
Under our current bylaws, a stockholder is only eligible to submit a stockholder proposal, including a proposal for the nomination of one or more directors, outside the processes of Rule 14a‑8 if the stockholder is (1) a stockholder of record both at the time of giving notice and at the time of the 2025 Annual Meeting, (2) is entitled to vote at the 2025 Annual Meeting, and (3) satisfies the requirements in our current bylaws with respect to such proposal. Our current bylaws require that such stockholder provide timely notice of the proposal or nomination, including all of the information required by our current bylaws, to the Company, addressed to Secretary of the Company, 5956 Sherry Lane, Suite 700, Dallas, Texas 75225. To be timely under our current bylaws, we generally must receive advance notice of the proposal no earlier than February 5, 2025 and no later than 5:00 p.m. Eastern Time on March 7, 2025. However, in the event that the 2025 Annual Meeting is held before July 2, 2025 or after August 31, 2025, advance notice will be timely if received by the Company no earlier than 150 days prior to the date of the 2025 Annual Meeting and not later than 5:00 p.m. Eastern Time on the later of (a) 120 days prior to the date of the 2025 Annual Meeting and (b) the tenth day following the day on which we first made a public announcement of the date of the 2025 Annual Meeting. In addition to satisfying the deadlines in the advance notice provisions of the Company’s bylaws, a stockholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions must also comply with the additional requirements of Exchange Act Rule 14a-19, including providing the notice required under Exchange Act Rule 14a-19(b) no later than June 2, 2025.
AVAILABILITY OF DOCUMENTS
We have provided, without charge, to each person being solicited by this proxy statement, a copy of this proxy statement and the Annual Report on Form 10‑K for the year ended December 31, 2023, including the consolidated financial statements contained therein (excluding exhibits thereto). Upon the written request by any person being solicited by this proxy statement, we will provide upon the payment of a reasonable fee as we may specify to cover our expenses copies of the exhibits to the Annual Report on Form 10‑K. All requests should be directed to the Company’s Stockholder Relations Department by writing to 5956 Sherry Lane, Suite 700, Dallas, Texas 75225 or emailing shareholders@creativemediacommunity.com.
REDUCE DUPLICATE MAILINGS
The SEC has adopted rules that permit companies and intermediaries (for example, brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. A number of brokers with account holders who are stockholders of the Company “household” the Company’s proxy materials in this manner. If you are an affected stockholder and no longer wish to participate in householding, or if you are receiving multiple copies of the proxy statement or the Notice and wish to receive only one, please notify your broker, if your shares are held in a brokerage account, or our transfer agent, Computershare Trust Company, N.A. at 150 Royall Street, Suite 101, Canton, MA 02021 or (781) 575-2000 if you are the record holder of your shares.
Additionally, we will deliver promptly to any affected stockholder an additional copy of the proxy statement, annual report and/or Notice of Internet Availability of Proxy Materials, as applicable, upon a written or oral request made to the Stockholder Relations Department of the Company at 5956 Sherry Lane, Suite 700, Dallas, Texas 75225 or (972) 349-3200.

WHERE YOU CAN FIND MORE INFORMATION
If you have questions about the proposals to be presented at the Annual Meeting, you should contact the Company by telephone or in writing:
Creative Media & Community Trust Corporation
5956 Sherry Lane, Suite 700
Dallas, Texas 75225
Attention: Stockholder Relations
(972) 349-3200

APPENDIX A-I: PROPOSED ARTICLES OF AMENDMENT

APPENDIX A-I: PROPOSED ARTICLES OF AMENDMENT
ARTICLES OF AMENDMENT

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
Creative Media & Community Trust Corporation, a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (the “SDAT”) that:
FIRST:     The charter of the Corporation (the “Charter”) is hereby amended by these Articles of Amendment, which amend the terms of the Series A1 Preferred Stock, $0.001 par value per share, of the Corporation (the “Series A1 Preferred Stock”), with any necessary or appropriate renumbering or relettering of the sections or subsections thereof.
SECOND:    The Charter is hereby amended by adding the following new subsections (a), (g) and (i) of Section 2 of the terms of the Series A1 Preferred Stock:
(a)    “Amendment Effective Time” shall mean a.m./p.m., Eastern Time on .
(g)    “Initial Accrual Date” shall mean (i) with respect to any share of Series A1 Preferred Stock issued on or after the Amendment Effective Time, the first day of the Dividend Period during which such share of Series A1 Preferred Stock is originally issued; and (ii) with respect to any share of the Series A1 Preferred Stock issued prior the Amendment Effective Time, the first date on which such share of Series A1 Preferred Stock was originally issued.
(i)    “Original Issuance Date” shall mean with respect to any share of Series A1 Preferred Stock issued (i) on or after the Amendment Effective Time, the earliest date that any shares of Series A1 Preferred Stock were issued to any investor during the calendar quarter in which such share to be redeemed was originally issued and (ii) prior to the Amendment Effective Time, the first date on which such share of Series A1 Preferred Stock was originally issued.
    THIRD:    The Charter is hereby amended by deleting existing subsection (d) of Section 2 of the terms of the Series A1 Preferred Stock in its entirety and inserting in lieu thereof a new subsection (e) of Section 2 to read as follows:
(e)    “Dividend Period” shall mean each respective period commencing on, and including, the first day of each month of each year and ending on, and including, the day preceding the first day of the next succeeding Dividend Period.
    FOURTH:    The Charter is hereby amended by deleting the second paragraph of existing subsection (a) of Section 4 of the terms of the Series A1 Preferred Stock in its entirety and inserting in lieu thereof a new paragraph to read as follows:
The dividends on each share of Series A1 Preferred Stock shall be cumulative from (and including) the Initial Accrual Date and shall be payable monthly on the 15th day of each month following the Dividend Period for which the dividend was declared or, if not a Business Day, the next succeeding Business Day (each such date, a “Dividend Payment Date”). Any dividend payable on the Series A1 Preferred Stock for any Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends shall be payable in arrears to holders of record as they appear in the stock records of the Corporation at the close of business on the last Business Day of each month immediately preceding the applicable Dividend Payment Date (each such date, a “Dividend Record Date”).
    FIFTH:    The Charter is hereby amended by deleting existing subsection (a) of Section 6 of the terms of the Series A1 Preferred Stock in its entirety and inserting in lieu thereof a new subsection (a) of Section 6 to read as follows:
(a)    The Series A1 Preferred Stock is not redeemable at the option of the Corporation prior to the date that is 24 months following the Original Issuance Date of any given share of Series A1 Preferred Stock.
    SIXTH:    The Charter is hereby amended by deleting existing subsection (b) of Section 6 of the terms of the Series A1 Preferred Stock in its entirety and inserting in lieu thereof a new subsection (b) of Section 6 to read as follows:
(b)    From and after the date that is 24 months following the Original Issuance Date of any given share of Series A1 Preferred Stock, subject to Section 9, the Corporation may, at its option, redeem such share, in whole or from time to time, in part, at a redemption price equal to 100% of the Series A1 Stated Value per share, plus all accumulated, accrued and unpaid dividends, if any, to and including the date fixed for redemption (the “Corporation Redemption Date”) payable in cash or equal value through the issuance of Common Stock. For purposes of this Section 6, in the event that the Corporation exercises its redemption right and the shares of Series A1 Preferred Stock to be redeemed (such shares, the “Series A1 DRIP Shares”) were acquired by the holder thereof pursuant to the dividend reinvestment plan of the Corporation (the “Series A1 DRIP”), the Original Issuance Date of such Series A1 DRIP Shares shall be deemed to be the same as the Original Issuance Date of the underlying shares of Series A1 Preferred Stock pursuant to which such Series A1 DRIP Shares are directly or indirectly attributable (such shares, the “Underlying Series A1 Shares”), and such Series A1 DRIP Shares shall be subject to optional redemption by the Corporation hereunder on the same date and terms as the Underlying Series A1 Shares.
SEVENTH:    The Charter is hereby amended by deleting existing subsection (a)(i) of Section 7 of the terms of the Series A1 Preferred Stock in its entirety and inserting in lieu thereof a new subsection (a)(i) of Section 7 to read as follows:
(i)        On and after the Original Issuance Date of any given share of Series A1 Preferred Stock (A) until but excluding the first anniversary of the Original Issuance Date of such share of Series A1 Preferred Stock the holder will have the right to require the Corporation to redeem such share of Series A1 Preferred Stock at a redemption price equal to 91% of the Series A1 Stated Value, plus all accumulated, accrued and unpaid dividends, if any, to the Holder Redemption Date (as defined below), (B) effective on or after the first anniversary of the Original Issuance Date of such share to but excluding the second anniversary of the Original Issuance Date of such share, the holder will have the right to require the Corporation to redeem such share of Series A1 Preferred Stock at a redemption price equal to 92% of the Series A1 Stated Value, plus all accumulated, accrued and unpaid dividends, if any, to the Holder Redemption Date, (C) effective on or after the second anniversary of the Original Issuance Date of such share to but excluding the third anniversary of the Original Issuance Date of such share, the holder will have the right to require the Corporation to redeem such share of Series A1 Preferred Stock at a redemption price equal to 93% of the Series A1 Stated Value, plus all accumulated, accrued and unpaid dividends, if any, to the Holder Redemption Date, (D) effective on or after the third anniversary of the Original Issuance Date of such share to but excluding the fourth anniversary of the Original Issuance Date of such share, the holder will have the right to require the Corporation to redeem such share of Series A1 Preferred Stock at a redemption price equal to 94% of the Series A1 Stated Value, plus all accumulated, accrued and unpaid dividends, if any, to the Holder Redemption Date, (E) effective on or after the fourth anniversary of the Original Issuance Date of such share to but excluding the fifth anniversary of the Original Issuance Date of such share, the holder will have the right to require the Corporation to redeem such share of Series A1 Preferred Stock at a redemption price equal to 95% of the Series A1 Stated Value, plus all accumulated, accrued and unpaid dividends, if any, to the Holder Redemption Date. For purposes of this Section 7, where the shares of Series A1 Preferred Stock to be redeemed are Series A1 DRIP Shares, the Original Issuance Date of such Series A1 DRIP Shares shall be deemed to be the same as the Underlying Series A1 Shares, and such Series A1 DRIP Shares shall be subject to the same redemption price to which such Underlying Series A1 Shares would be subject if submitted for redemption.
EIGHTH:    The Charter is hereby amended by deleting existing subsection (a)(ii) of Section 7 of the terms of the Series A1 Preferred Stock in its entirety and inserting in lieu thereof a new subsection (a)(ii) of Section 7 to read as follows:
(ii)        From and after the fifth anniversary from the Original Issuance Date of any given share of Series A1 Preferred Stock, the holder will have the right to require the Corporation to redeem such shares at a redemption price equal to 100% of the Series A1 Stated Value, plus all accumulated, accrued and unpaid dividends, if any, to the Holder Redemption Date. For purposes of this Section 7, where the shares of Series A1 Preferred Stock to be redeemed are Series A1 DRIP Shares, the Original Issuance Date of such Series A1 DRIP Shares shall be deemed to be the same as the Underlying Series A1 Shares, and such Series A1 DRIP Shares shall be subject to the same redemption price to which such Underlying Series A1 Shares would be subject if submitted for redemption.
NINTH:    There has been no increase in the authorized shares of stock of the Corporation effected by the amendments to the Charter as set forth above.
TENTH:    These Articles of Amendment have been duly advised by the Board of Directors of the Corporation and approved by the stockholders entitled to vote on the amendment contained herein in the manner and by the vote required by law and the Charter.
ELEVENTH:    The undersigned acknowledges these Articles of Amendment to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.
TWELFTH:    These Articles of Amendment shall become effective upon their acceptance for record by the SDAT.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name on its behalf by its and attested to it by its on this day of , .

ATTEST                        CREATIVE MEDIA & COMMUNITY
TRUST CORPORATION

By:_____________________________        By:_____________________________
Name:                             Name:
Title:                            Title:

APPENDIX A-II: CONFORMED ARTICLES SUPPLEMENTARY—SERIES A1 PREFERRED STOCK

APPENDIX A-II: CONFORMED ARTICLES SUPPLEMENTARY--
SERIES A1 PREFERRED STOCK

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION

Conformed Articles Supplementary Series A1 Preferred Stock

Creative Media & Community Trust Corporation, a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:
FIRST: Under a power contained in Article VI of the charter of the Corporation (the “Charter”) and Section 2-105 of the Maryland General Corporation Law, the Board of Directors of the Corporation (the “Board of Directors”) by duly adopted resolutions classified and designated 23,000,000 shares of authorized but unissued preferred stock, $0.001 par value per share, of the Corporation and reclassified and designated 5,000,000 shares of authorized but unissued Series D Preferred Stock, $0.001 par value per share, of the Corporation, each as shares of Series A1 Preferred Stock, with the following preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption, which, upon any restatement of the Charter, shall become part of Article VI of the Charter, with any necessary or appropriate renumbering or relettering of the sections or subsections hereof.
Series A1 Preferred Stock
1.Designation and Number. A series of Preferred Stock, designated the “Series A1 Preferred Stock” (the “Series A1 Preferred Stock”), is hereby established. The par value of the Series A1 Preferred Stock is $0.001 per share. The number of shares of the Series A1 Preferred Stock shall be 28,000,000.
2.Definitions. In addition to the capitalized terms elsewhere defined herein, the following terms, when used herein, shall have the meanings indicated:
(a)“Amendment Effective Time” shall mean [●] a.m./p.m. Eastern Time on [●], 2024.
(b)~~(a)~~ “Business Day” shall mean any day, other than Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law to close, or a day which is or is declared a national or a New York state holiday.
(c)~~(b)~~ “Charter” shall mean the charter of the Corporation.
(d)~~(c)~~ “Dividend Determination Date” shall mean, for any given calendar quarter, the first Business Day of the month immediately preceding such calendar quarter.
(e)~~(d)~~ “Dividend Period” ~~means each calendar quarter~~shall mean each respective period commencing on, and including, the first day of each month of each year and ending on, and including, the day preceding the first day of the next succeeding Dividend Period.
(f)~~(e)~~ “H.15 Daily Update” shall mean the Selected Interest Rates (Daily)-H.15 release of the Board of Governors of the Federal Reserve System, available at www.federalreserve.gov/releases/h15/update, or any successor site or publication.
(g)“Initial Accrual Date” shall mean with respect to any share of Series A1 Preferred Stock issued (i) on or after the Amendment Effective Time, the first day of the Dividend Period during which such share of Series A1 Preferred Stock is originally issued and (ii) prior the Amendment Effective Time, the first date on which such share of Series A1 Preferred Stock was originally issued.

(h)~~(f)~~ “NASDAQ” shall mean the Nasdaq Global Market.
(i)“Original Issuance Date” shall mean with respect to any share of Series A1 Preferred Stock issued (i) on or after the Amendment Effective Time, the earliest date that any shares of Series A1 Preferred Stock were issued to any investor during the calendar quarter in which such share to be redeemed was originally issued and (ii) prior to the Amendment Effective Time, the first date on which such share of Series A1 Preferred Stock was originally issued.
(j)~~(g)~~ “Person” shall mean an individual, corporation, association, partnership, limited liability company, joint venture, trust, unincorporated organization, government or political subdivision thereof or governmental agency or other entity.
(k)~~(h)~~ “quarter” and “calendar quarter” shall mean a period of three calendar months ending on March 31, June 30, September 30, or December 31.
(l)~~(i)~~ “Series A Preferred Stock” shall mean the Series A Preferred Stock, par value $0.001 per share, of the Corporation.
(m)~~(j)~~ “Series A1 Stated Value” shall mean $25.00 per share, subject to adjustment pursuant to Section 13.
(n)~~(k)~~ “Series D Preferred Stock” shall mean the Series D Preferred Stock, par value $0.001 per share, of the Corporation.
(o)~~(l)~~ “Series L Preferred Stock” shall mean the Series L Preferred Stock, par value $0.001 per share, of the Corporation.
(p)~~(m)~~ “Series L Stated Value” shall mean “Series L Stated Value” as defined in the Charter.
(q)~~(n)~~ “Trading Day” shall mean, (i) if the Common Stock (as defined in the Charter) is listed or admitted to trading on NASDAQ, a day on which NASDAQ is open for the transaction of business, (ii) if the Common Stock is not listed or admitted to trading on NASDAQ but is listed or admitted to trading on another national securities exchange or automated quotation system, a day on which such national securities exchange or automated quotation system, as the case may be, on which the Common Stock is listed or admitted to trading is open for the transaction of business, or (iii) if the Common Stock is not listed or admitted to trading on any national securities exchange or automated quotation system, any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.
(r)~~(o)~~ “VWAP” shall mean, for any Trading Day, the volume-weighted average price, calculated by dividing the aggregate value of Common Stock traded on NASDAQ during regular hours (price per share multiplied by number of shares traded) by the total volume (number of shares) of Common Stock traded on NASDAQ (or such other national securities exchange or automated quotation system on which the Common Stock is listed) for such Trading Day, or if such volume-weighted average price is unavailable, the market value of one share of Common Stock on such Trading Day as determined by the Board of Directors in a commercially reasonable manner, using a volume-weighted average price method.
3.Rank.
(a)The Series A1 Preferred Stock shall, with respect to rights to the payment of dividends and other distributions (excluding the distribution of assets referenced in Section 3(b)), rank (i) senior to the Series L Preferred Stock, all classes or series of Common Stock and any other class or series of stock of the Corporation the terms of which specifically provide that the holders of the Series A1 Preferred Stock are entitled to receive dividends and other distributions in preference or priority to the holders of shares of such class or series (the “Junior Dividend Stock”); (ii) on a parity with the Series A Preferred Stock, Series D Preferred Stock and any other class or series of stock of the Corporation the terms of which specifically provide that the holders of such class or series of stock and the Series A1 Preferred Stock are entitled to receive dividends and other distributions on parity and without preference or priority of one over the other (the “Parity Dividend Stock”); and (iii) junior to any class or series of stock of the Corporation the terms of which specifically provide that the holders of such class or series are entitled to receive dividends and other distributions in preference or priority to the holders of the Series A1 Preferred Stock (the “Senior Dividend Stock”).
(b)The Series A1 Preferred Stock shall, with respect to rights to the distribution of assets upon the liquidation, dissolution or winding up of the Corporation, rank (i) senior to the Series L Preferred Stock (except as described in Section 3(b)(ii) below), all classes or series of Common Stock and any other class or series of stock of the Corporation the terms of which specifically provide that the holders of the Series A1 Preferred Stock are entitled to receive amounts distributable upon the liquidation, dissolution or winding up of the Corporation in preference or priority to the holders of shares of such class or series (the “Junior Liquidation Stock”, and together with the Junior Dividend Stock, the “Junior Stock”); (ii) on a parity with the Series A Preferred Stock, the Series D Preferred Stock, the Series L Preferred Stock, to the extent of the Series L Stated Value, and any other class or series of stock of the Corporation the terms of which specifically provide that the holders of such class or series of stock and the Series A1 Preferred Stock are entitled to receive amounts distributable upon the liquidation, dissolution or winding up of the Corporation in proportion to their respective amounts of liquidation preferences, on parity and without preference or priority of one over the other (the “Parity Liquidation Stock”, and together with the Parity Dividend Stock, the “Parity Stock”); and (iii) junior to any class or series of stock of the Corporation the terms of which specifically provide that the holders of such class or series are entitled to receive amounts distributable upon the liquidation, dissolution or winding up of the Corporation in preference or priority to the holders of the Series A1 Preferred Stock (the “Senior Liquidation Stock”).
4.Dividends.
(a)Subject to the preferential rights of holders of any class or series of Senior Dividend Stock, holders of the Series A1 Preferred Stock shall be entitled to receive, when and as authorized by the Board of Directors and declared by the Corporation, out of funds legally available for the payment of dividends, preferential cumulative cash dividends at the rate on each share of Series A1 Preferred Stock at a quarterly rate of the greater of (i) 6.00% of the Series A1 Stated Value, divided by four and (ii) the Federal Funds (Effective) Rate on the Dividend Determination Date, plus 2.50% of the Series A1 Stated Value, divided by four, up to a maximum of 2.50% of the Series A1 Stated Value per quarter, as determined by the Corporation on each Dividend Determination Date. For any given calendar quarter and the corresponding Dividend Determination Date, the “Federal Funds (Effective) Rate” for such quarter and Dividend Determination Date will be the rate for the Business Day immediately preceding such Dividend Determination Date, as published on the Dividend Determination Date in H.15 Daily Update under the heading “Federal Fund (Effective).” If such Federal Funds (Effective) Rate is not published in H.15 Daily Update by 5:00 p.m., New York City time, on the Dividend Determination Date, the Federal Funds (Effective) Rate as published for the first preceding New York banking day for which the Federal

Funds (Effective) Rate can be determined in accordance with the immediately preceding sentence. The determination of the Federal Funds (Effective) Rate for any Dividend Determination Date or any of the other matters set forth in this Section 4(a), made by or pursuant to the direction of the Board of Directors, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of Series A1 Preferred Stock.
The dividends on each share of Series A1 Preferred Stock shall be cumulative from (and including) the ~~first date on which such share of Series A1 Preferred Stock is issued~~Initial Accrual Date and shall be payable ~~(i) quarterly~~monthly on the 15th day of ~~the~~each month following the ~~quarter~~Dividend Period for which the dividend was declared or, if not a Business Day, the next succeeding Business Day ~~or (ii) as the Board of Directors (or an authorized officer of the Corporation delegated by the Board of Directors) may decide in its sole discretion from time to time, which may be more frequently than quarterly, with such dividends to be payable on such dates as determined by the Board of Directors (or an authorized officer of the Corporation delegated by the Board of Directors)~~ (each such date, a “Dividend Payment Date”). Any dividend payable on the Series A1 Preferred Stock for any ~~partial~~ Dividend Period shall be computed ~~ratably~~ on the basis of a 360-day year consisting of twelve 30-day months. Dividends shall be payable in arrears to holders of record as they appear in the stock records of the Corporation at the close of business on the last Business Day of each month immediately preceding the applicable ~~record~~Dividend Payment Date (each such date ~~(the~~, a “Dividend Record Date”)~~, which shall be a date determined by the Board of Directors from time to time in its sole discretion~~.
(b)Holders of Series A1 Preferred Stock shall not be entitled to any dividends on the Series A1 Preferred Stock in excess of the dividends provided for in Section 4(a).
(c)No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series A1 Preferred Stock that may be in arrears.
(d)When dividends are not paid in full upon the Series A1 Preferred Stock or any other class or series of Parity Dividend Stock, or a sum sufficient for such payment is not set apart, all dividends declared upon the Series A1 Preferred Stock and any shares of Parity Dividend Stock shall be declared ratably in proportion to the respective amounts of dividends accumulated, accrued and unpaid on the Series A1 Preferred Stock and accumulated, accrued and unpaid on such Parity Dividend Stock (which shall not include any accumulation in respect of unpaid dividends for prior Dividend Periods if such Parity Dividend Stock does not have a cumulative dividend).
(e)Except as set forth in the preceding paragraph, unless full cumulative dividends equal to the full amount of all accumulated, accrued and unpaid dividends on the Series A1 Preferred Stock have been, or are concurrently therewith, declared and paid, or declared and set apart for payment, for all past Dividend Periods,
(i)no dividends or other distributions shall be declared and paid or declared and set apart for payment by the Corporation and no other distribution of cash or other property may be declared and made (other than dividends or other distributions paid in shares of Junior Stock or options, warrants or rights to subscribe for or purchase shares of Junior Stock), directly or indirectly, by the Corporation with respect to any shares of Junior Dividend Stock or Parity Dividend Stock,
(ii)nor shall any shares of Junior Dividend Stock or Parity Dividend Stock be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Common Stock made for purposes of an equity incentive or benefit plan of the Corporation) for any consideration (or any monies be paid to or made available for a sinking fund for the redemption of any shares of any such stock), directly or indirectly, by the Corporation (except by conversion into or exchange for shares of Junior Stock, or options, warrants or rights to subscribe for or purchase shares of Junior Stock).
(f)Notwithstanding the foregoing provisions of this Section 4, the Corporation shall not be prohibited from (i) declaring or paying or setting apart for payment any dividend or other distribution on any shares of Junior Stock or Parity Stock or (ii) redeeming, purchasing or otherwise acquiring any Junior Stock or Parity Stock, in each case, if such declaration, payment, setting apart for payment, redemption, purchase or other acquisition is necessary in order to maintain the continued qualification of the Corporation as a real estate investment trust under Section 856 of the Code (as defined in the Charter).
5.Liquidation Preference.
(a)Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after satisfaction of liabilities to creditors and subject to the preferential rights of holders of any class or series of Senior Liquidation Stock, before any payment or distribution by the Corporation shall be made to or set apart for the holders of any shares of Junior Liquidation Stock, the holders of shares of the Series A1 Preferred Stock shall be entitled to be paid out of the assets of the Corporation that are legally available for distribution to the stockholders, a liquidation preference equal to the Series A1 Stated Value per share (the “Liquidation Preference”), plus an amount equal to all accumulated, accrued and unpaid dividends (whether or not declared) to and including the date of payment. Until the holders of the Series A1 Preferred Stock have been paid the Liquidation Preference in full, plus an amount equal to all accumulated, accrued and unpaid dividends (whether or not earned or declared) to the date of final distribution to such holders, no payment will be made to any holder of Junior Liquidation Stock upon the liquidation, dissolution or winding up of the Corporation. If upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the available assets of the Corporation, or proceeds thereof, distributable among the holders of the Series A1 Preferred Stock shall be insufficient to pay in full the above described Liquidation Preference and the liquidating payments on any shares of any class or series of Parity Liquidation Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of the Series A1 Preferred Stock and any such Parity Liquidation Stock ratably in the same proportion as the respective amounts that would be payable on such Series A1 Preferred Stock and any such Parity Liquidation Stock if all amounts payable thereon were paid in full. After payment of the full amount of the Liquidation Preference to which they are entitled, the holders of the Series A1 Preferred Stock shall have no right or claim to any of the remaining assets of the Corporation.
(b)Upon any liquidation, dissolution or winding up of the Corporation, after payment shall have been made in full to the holders of the Series A1 Preferred Stock and any Parity Liquidation Stock, the holders of any classes or series of Junior Liquidation Stock shall be entitled to receive any and all assets of the Corporation remaining to be paid or distributed in accordance with the terms of such classes or terms of Junior Liquidation Stock, and the holders of the Series A1 Preferred Stock and any Parity Liquidation Stock shall not be entitled to share therein.
(c)The consolidation, merger or conversion of the Corporation with or into any other corporation, trust or entity or of any other corporation, trust or entity with or into the Corporation, or the sale or transfer of all or substantially all of the assets or business of the

Corporation or a statutory share exchange, shall not be deemed to constitute a voluntary or involuntary liquidation, dissolution or winding up of the Corporation.
(d)In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or other acquisition of shares of stock of the Corporation or otherwise, is permitted under the Maryland General Corporation Law, amounts that would be needed, if the Corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of holders of shares of the Series A1 Preferred Stock shall not be added to the Corporation’s total liabilities.
6.Redemption by the Corporation.
(a)The Series A1 Preferred Stock is not redeemable at the option of the Corporation prior to the date that is 24 months following the ~~date of original issuance~~Original Issuance Date of any given ~~shares~~share of Series A1 Preferred Stock.
(b)From and after the date that is 24 months following the ~~date of original issuance~~Original Issuance Date of any given ~~shares~~share of Series A1 Preferred Stock, subject to Section 9, the Corporation may, at its option, redeem such ~~shares~~share, in whole or from time to time, in part, at a redemption price equal to 100% of the Series A1 Stated Value per share, plus all accumulated, accrued and unpaid dividends, if any, to and including the date fixed for redemption (the “Corporation Redemption Date”) payable in cash or equal value through the issuance of Common Stock. For purposes of this Section 6, in the event that the Corporation exercises its redemption right and the shares of Series A1 Preferred Stock to be redeemed (such shares, the “Series A1 DRIP Shares”) were acquired by the holder thereof pursuant to the dividend reinvestment plan of the Corporation (the “Series A1 DRIP”), the Original Issuance Date of such Series A1 DRIP Shares shall be deemed to be the same as the Original Issuance Date of the underlying shares of Series A1 Preferred Stock pursuant to which such Series A1 DRIP Shares are directly or indirectly attributable (such shares, the “Underlying Series A1 Shares”), and such Series A1 DRIP Shares shall be subject to optional redemption by the Corporation hereunder on the same date and terms as the Underlying Series A1 Shares.
(c)The Corporation Redemption Date shall be selected by the Corporation and shall be no fewer than 10 nor more than 20 days after the date on which the Corporation sends the notice of redemption.
(d)If full cumulative dividends on all outstanding shares of Series A1 Preferred Stock have not been declared and paid or declared and set apart for payment for all past Dividend Periods, no shares of the Series A1 Preferred Stock may be redeemed pursuant to this Section 6, unless all outstanding shares of the Series A1 Preferred Stock are simultaneously redeemed, and neither the Corporation nor any of its affiliates may purchase or otherwise acquire shares of the Series A1 Preferred Stock otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of the Series A1 Preferred Stock.
(e)If fewer than all the outstanding shares of Series A1 Preferred Stock are to be redeemed pursuant to this Section 6, the Corporation shall select those shares to be redeemed pro rata or in such manner as the Board of Directors may determine.
(f)Written notice as to the redemption of any shares of Series A1 Preferred Stock pursuant to this Section 6 shall be given by first class mail, postage pre-paid, to each such record holder of such shares of Series A1 Preferred Stock at the respective mailing addresses of each such holder as the same shall appear on the stock transfer records of the Corporation. No failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any such shares of Series A1 Preferred Stock except as to the holder to whom notice was defective or not given.
(g)In addition to any information required by law or by the applicable rules of any exchange upon which Series A1 Preferred Stock may then be listed or admitted to trading, such notice shall state: (i) the Corporation Redemption Date; (ii) the redemption price payable on the Corporation Redemption Date, including without limitation a statement as to whether or not accumulated, accrued and unpaid dividends shall be payable as part of the redemption price, or payable on the next Dividend Payment Date to the record holder at the close of business on the relevant Dividend Record Date as described in Section 9(b) below; (iii) whether the redemption price will be paid in cash or Common Stock; and (iv) that dividends on the shares of Series A1 Preferred Stock to be redeemed will cease to accrue on such Corporation Redemption Date. If less than all the shares of Series A1 Preferred Stock held by any holder are to be redeemed, the notice mailed to such holder also shall specify the number of shares of Series A1 Preferred Stock held by such holder to be redeemed.
(h)If notice of redemption of any shares of Series A1 Preferred Stock has been given and if the funds necessary for such redemption have been set apart by the Corporation for the benefit of the holders of any shares of Series A1 Preferred Stock so called for redemption, then, from and after the Corporation Redemption Date, dividends will cease to accrue on such shares of Series A1 Preferred Stock, such shares of Series A1 Preferred Stock shall be redeemed in accordance with the notice and shall no longer be deemed outstanding and all rights of the holders of such shares will terminate, except the right to receive the cash or Common Stock payable upon such redemption without interest thereon. No further action on the part of the holders of such shares shall be required. Subject to applicable law and the limitation on purchases when dividends on the Series A1 Preferred Stock are in arrears, the Corporation may, at any time and from time to time, purchase or otherwise acquire any shares of Series A1 Preferred Stock in the open market, by tender or by private agreement.
7.Redemption at the Option of a Holder.
(a)Subject to the provisions in this Section 7 and Section 9, each holder of Series A1 Preferred Stock may deliver written notice to the Corporation and its agent (“Holder Redemption Notice”) requesting that the Corporation redeem each share of Series A1 Preferred Stock held by such holder at a redemption price determined as follows:
(i)On and after the ~~date of original issuance~~Original Issuance Date of any given ~~shares~~share of Series A1 Preferred Stock (A) until but excluding the first anniversary of the ~~date of original issuance of any given shares~~Original Issuance Date of such share of Series A1 Preferred Stock the holder will have the right to require the Corporation to redeem such ~~shares~~share of Series A1 Preferred Stock at a redemption price equal to 91% of the Series A1 Stated Value, plus all accumulated, accrued and unpaid dividends, if any, to the Holder Redemption Date (as defined below), (B) effective on or after the first anniversary of the ~~date of original issuance of such shares~~Original Issuance Date of such share to but excluding the second anniversary of the ~~date of original issuance of such shares~~Original Issuance Date of such share, the holder will have the right to require the Corporation to redeem such ~~shares~~share of Series A1 Preferred Stock at a redemption price equal to 92% of the Series A1 Stated Value, plus all accumulated, accrued and unpaid dividends, if any, to the Holder Redemption Date, (C) effective on or after the second anniversary of the ~~date of original issuance of such~~

~~shares~~Original Issuance Date of such share to but excluding the third anniversary of the ~~date of original issuance of such shares~~Original Issuance Date of such share, the holder will have the right to require the Corporation to redeem such ~~shares~~share of Series A1 Preferred Stock at a redemption price equal to 93% of the Series A1 Stated Value, plus all accumulated, accrued and unpaid dividends, if any, to the Holder Redemption Date, (D) effective on or after the third anniversary of the ~~date of original issuance of such shares~~Original Issuance Date of such share to but excluding the fourth anniversary of the ~~date of original issuance of such shares~~Original Issuance Date of such share, the holder will have the right to require the Corporation to redeem such ~~shares~~share of Series A1 Preferred Stock at a redemption price equal to 94% of the Series A1 Stated Value, plus all accumulated, accrued and unpaid dividends, if any, to the Holder Redemption Date, (E) effective on or after the fourth anniversary of the ~~date of original issuance of such shares~~Original Issuance Date of such share to but excluding the fifth anniversary of the ~~date of original issuance of such shares~~Original Issuance Date of such share, the holder will have the right to require the Corporation to redeem such ~~shares~~share of Series A1 Preferred Stock at a redemption price equal to 95% of the Series A1 Stated Value, plus all accumulated, accrued and unpaid dividends, if any, to the Holder Redemption Date. For purposes of this Section 7, where the shares of Series A1 Preferred Stock to be redeemed are Series A1 DRIP Shares, the Original Issuance Date of such Series A1 DRIP Shares shall be deemed to be the same as the Underlying Series A1 Shares, and such Series A1 DRIP Shares shall be subject to the same redemption price to which such Underlying Series A1 Shares would be subject if submitted for redemption.
(ii)From and after the fifth anniversary from the ~~date of original issuance~~Original Issuance Date of any given ~~shares~~share of Series A1 Preferred Stock, the holder will have the right to require the Corporation to redeem such shares at a redemption price equal to 100% of the Series A1 Stated Value, plus all accumulated, accrued and unpaid dividends, if any, to the Holder Redemption Date ~~(as defined below).~~. For purposes of this Section 7, where the shares of Series A1 Preferred Stock to be redeemed are Series A1 DRIP Shares, the Original Issuance Date of such Series A1 DRIP Shares shall be deemed to be the same as the Underlying Series A1 Shares, and such Series A1 DRIP Shares shall be subject to the same redemption price to which such Underlying Series A1 Shares would be subject if submitted for redemption.
(b)The Corporation’s obligation to redeem any shares of Series A1 Preferred Stock is limited to the extent that (i) the Corporation does not have sufficient funds available to fund any such redemption, in which case the Corporation will be required to redeem with shares of Common Stock, or (ii) the Corporation is restricted by applicable law, the Charter or contractual obligations from making such redemption.
(c)The “Holder Redemption Date” shall be on a date selected by the Corporation that is no later than 45 days after the Holder Redemption Notice is received by the Corporation.
(d)The Holder Redemption Notice shall specify the number of shares of Series A1 Preferred Stock to be redeemed.
(e)If a Holder Redemption Notice has been given to the Corporation and if the funds necessary to pay for the related redemption have been set apart by the Corporation for the benefit of the holder delivering such Holder Redemption Notice, then, as of the Holder

Redemption Date, dividends will cease to accrue on the shares of Series A1 Preferred Stock subject to redemption, such shares of Series A1 Preferred Stock shall be redeemed and shall no longer be deemed outstanding and all rights of the holders of such shares will terminate, except the right to receive the cash or Common Stock payable upon such redemption without interest thereon. No further action on the part of the holder of such shares shall be required.
8.Optional Redemption Following Death of a Holder.
(a)Subject to the provisions in this Section 8, beginning on the date of original issuance of the Series A1 Preferred Stock to be redeemed, the Corporation will redeem shares of Series A1 Preferred Stock held by a natural person upon his or her death at the written request of the holder’s estate (the “Estate Redemption Notice”) at a redemption price equal to 100% of the Series A1 Stated Value, plus accrued and unpaid dividends thereon, if any, through and including the Estate Redemption Date (defined below); provided, however, that the Corporation’s obligation to redeem any shares of Series A1 Preferred Stock is limited to the extent that (i) the Corporation does not have sufficient funds available to fund any such redemption, in which case the Corporation will be required to redeem with shares of Common Stock, or (ii) the Corporation is restricted by applicable law, the Charter or contractual obligations from making such redemption.
(b)The “Estate Redemption Date” shall be on a date selected by the Corporation that is no later than 60 days after the Estate Redemption Notice is received by the Corporation.
(c)If an Estate Redemption Notice has been given to the Corporation and if the funds necessary to pay for the related redemption have been set apart by the Corporation for the benefit of the estate delivering such Estate Redemption Notice, then, as of the redemption date of the Series A1 Preferred Stock, dividends will cease to accrue on the shares of Series A1 Preferred Stock subject to redemption, such shares of Series A1 Preferred Stock shall be redeemed and shall no longer be deemed outstanding and all rights of such shares held by such holder’s estate will terminate, except the right to receive the cash or Common Stock payable upon such redemption without interest thereon. No further action on the part of such holder’s estate shall be required.
9.Redemption Price.
(a)The redemption price payable pursuant to any redemption pursuant to Section 6, Section 7 or Section 8 shall be paid in cash or, at the sole discretion of the Corporation, in shares of Common Stock, based on the VWAP of the Common Stock for the 20 Trading Days immediately preceding the applicable redemption date.
(b)In the event of any redemption pursuant to Section 6, Section 7 or Section 8, if the applicable redemption date occurs after a Dividend Record Date and on or prior to the related Dividend Payment Date, the dividend payable on such Dividend Payment Date in respect of such shares called for redemption shall be payable on such Dividend Payment Date to the holders of record at the close of business on such Dividend Record Date, and shall not be payable as part of the redemption price for such shares.
10.No Fractional Shares. The Corporation shall not issue fractional shares of Common Stock upon any redemption pursuant to Section 6, Section 7 or Section 8, but in lieu of fractional shares, the Corporation shall round down to the nearest whole number of shares of Common Stock to be issued.
11.Appointment of Transfer Agent; Mechanics of Redemption.

(a)The Corporation shall maintain or cause to be maintained a register in which, subject to such reasonable regulations as it may prescribe, the Corporation shall provide for the registration of shares of Series A1 Preferred Stock and of transfers of shares of Series A1 Preferred Stock for the purpose of registering shares of Series A1 Preferred Stock and of transfers of shares of Series A1 Preferred Stock as herein provided. The initial registrar and transfer agent for the Series A1 Preferred Stock shall be American Stock Transfer and Trust Company. The Corporation may appoint one or more additional transfer agents as it shall determine. The Corporation may change the transfer agent without prior notice to any holder.
(b)If the Corporation elects to pay the redemption price in Common Stock pursuant to Section 9(a), the Corporation shall cause the transfer agent for the Common Stock to, as soon as practicable, but not later than three (3) Business Days after the applicable redemption date, register the number of shares of Common Stock to which such holder shall be entitled as a result of such redemption. The Person or Persons entitled to receive the shares of Common Stock issuable upon such redemption shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of the applicable redemption date.
12.Status of Shares.
(a)All shares of Common Stock that may be issued upon redemption of shares of Series A1 Preferred Stock shall be validly issued, fully paid and nonassessable.
(b)Any shares of Series A1 Preferred Stock that shall at any time have been redeemed pursuant to Section 6, Section 7 or Section 8 or otherwise acquired by the Corporation shall, after such redemption or acquisition, have the status of authorized but unissued Preferred Stock (as defined in the Charter), without designation as to class or series until such shares are once more classified and designated as part of a particular class or series by the Board of Directors.
13.Adjustments. If a redemption of any shares of Series A1 Preferred Stock pursuant to Section 6, Section 7 or Section 8 occurs less than 20 Trading Days after the Corporation: (i) declaring a dividend or making a distribution on the Common Stock payable in Common Stock, (ii) subdividing or splitting the outstanding Common Stock, (iii) combining or reclassifying the outstanding Common Stock into a smaller number of shares or(iv) consolidating with, or merging with or into, any other Person, or engaging in any reorganization, reclassification or recapitalization that is effected in such a manner that the holders of Common Stock are entitled to receive stock, securities, cash or other assets with respect to or in exchange for Common Stock (other than as a cash dividend or other distribution declared by the Corporation), the Series A1 Stated Value shall be adjusted so that the redemption of the Series A1 Preferred Stock less than 20 Trading Days after such event shall entitle the holder to receive the aggregate number of shares of Common Stock or cash which, if the Series A1 Preferred Stock had been redeemed immediately prior to such event, such holder would have owned upon such redemption and been entitled to receive by virtue of such dividend, distribution, subdivision, split, combination, consolidation, merger, reorganization, reclassification or recapitalization.
14.Voting Rights. Holders of the Series A1 Preferred Stock shall not have any voting rights.
15.Conversion. The Series A1 Preferred Stock is not convertible into or exchangeable for any other property or securities of the Corporation.
SECOND: The shares of Series A1 Preferred Stock have been classified and designated by the Board of Directors under the authority contained in the Charter.

THIRD: These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.
FOURTH: The undersigned acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

[Signatures on following page]

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Chief Executive Officer and attested to by its Chief Financial Officer on this 16th day of June, 2022.

ATTEST:    CREATIVE MEDIA & COMMUNITY TRUST CORPORATION

By:

By:

ANNUAL MEETING OF STOCKHOLDERS OF
CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
August 1, 2024
GO GREEN
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement, proxy card and Annual Report on Form 10-K are available at https://shareholders.creativemediacommunity.com/financials/sec-filings.

The meeting will be held as a virtual meeting conducted exclusively via live webcast at http://register.proxypush.com/CMCT, please follow the instructions under question 6 in the proxy statement.
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
↓ Please detach along perforated line and mail in the envelope provided. ↓

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x
Item 1. To consider and vote upon election of seven members of the Company’s board of directors, each to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualify.

Item 2(a). To consider and approve an amendment to the Company’s charter to implement a fixed monthly dividend period for the Company’s Series A1 Preferred Stock (the “Monthly Dividend Period Amendment”).
			FOR	AGAINST	ABSTAIN
☐	FOR ALL NOMINEES	NOMINEES: ( ) Douglas Bech ( ) John Hope Bryant ( ) Marcie Edwards ( ) Shaul Kuba ( ) Richard Ressler ( ) Avraham Shemesh ( ) Elaine Wong	The Board recommends you vote “FOR” the approval of the Monthly Dividend Period Amendment.
☐ ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)
Item 2(b). To consider and approve an amendment to the Company’s charter to provide that initial dividends on newly issued shares of Series A1 Preferred Stock begin to accrue on the first day of the dividend period during which such share is issued (the “Initial Accrual Date Amendment”).
			FOR	AGAINST	ABSTAIN
The Board recommends you vote “FOR” the approval of the Initial Accrual Date Amendment.

The Board recommends you vote “FOR” each of the director nominees.
Item 2(c). To consider and approve an amendment to the Company’s charter to provide that the date of original issuance with respect to redemptions of shares of Series A1 Preferred Stock issued after such amendment will be deemed to be the earliest date any such shares were issued to any investor during the calendar quarter in which the shares to be redeemed were issued (the “Original Issuance Date Amendment”).
	FOR	AGAINST	ABSTAIN
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☐	The Board recommends you vote for “FOR” the approval of the Original Issuance Date Amendment.
Item 2(d). To consider and approve an amendment to the Company’s charter to set the original issuance date for shares of Series A1 Preferred Stock issued under the Company’s DRIP as the same original issuance date of the underlying shares of Series A1 Preferred Stock (the “Series A1 DRIP Amendment”).
	FOR	AGAINST	ABSTAIN
The Board recommends you vote “FOR” the approval of the Series A1 DRIP Amendment.

Item 3. To consider and approve, by a non-binding advisory vote, the executive compensation for the fiscal year ended December 31, 2023, as disclosed in the proxy statement.	FOR	AGAINST	ABSTAIN	UPON THE PROPER EXECUTION AND DELIVERY OF THIS PROXY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED HEREIN. IF THIS PROXY IS PROPERLY EXECUTED AND DELIVERED, BUT NO DIRECTION IN RESPECT OF A GIVEN PROPOSAL IS INDICATED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED IN RESPECT OF SUCH PROPOSAL WILL BE CAST AS RECOMMENDED BY THE BOARD. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
The Board recommends you vote “FOR” the approval of the advisory resolution.
Item 4. To consider and approve the ratification of the appointment of Deloitte & Touche LLP as the Company’s auditor for the fiscal year ending December 31, 2024.	FOR	AGAINST	ABSTAIN
The Board recommends you for “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
To change the address on your account, please check the box to the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
Please mark, sign and return this proxy in the enclosed envelope. The undersigned acknowledges receipt from the Company of a Notice of Annual Meeting of Stockholders and a proxy statement. Each of the Notice of Annual Meeting of Stockholders and proxy statement is incorporated by reference.

Signature of Stockholder			Date:	Signature of Stockholder	Date:
Note: Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

PROXY	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
The undersigned stockholder of Creative Media & Community Trust Corporation, a Maryland corporation (the “Company”), hereby appoints David Thompson and Barry N. Berlin, or either of them, with power of substitution, as proxy and attorney-in-fact and hereby authorizes them to represent and vote, as designated on the reverse side, all the shares of common stock of the Company, which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held at 11:00 a.m. Pacific Time on August 1, 2024 or any postponement or adjournment thereof, with all powers that the undersigned would possess if present at the Annual Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and a proxy statement for the Annual Meeting of Stockholders, the terms of which are incorporated herein by reference. Capitalized terms used herein but not defined shall have the meanings set forth in the proxy statement.

(Continued and to be signed on the reverse side)